September 21, 2016,

as revised March 23, 2017

PROSPECTUS

ACTIVE ALTS CONTRARIAN ETF

NASDAQ Ticker: SQZZ

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY –ACTIVE ALTS CONTRARIAN ETF	2
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
PURCHASING AND SELLING FUND SHARES	14
DISTRIBUTION OF THE FUND	18
MANAGEMENT OF THE FUND	19
DIVIDENDS AND DISTRIBUTIONS	20
TAX CONSEQUENCES	21
FOR MORE INFORMATION	23
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FUND SUMMARY – ACTIVE ALTS CONTRARIAN ETF

Investment Objective: The investment objective of the Active Alts Contrarian ETF is to seek current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you purchase or sell shares of the Fund in the secondary market through your financial institution, your financial institution may assess brokerage commissions or other charges to process the transactions.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.55%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	1.86%
Total Annual Operating Expenses (1)	3.41%
Fee Waiver/Expense Reimbursement(2)	(1.46)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.95%

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(1)	Estimated for the current fiscal year.
(2)	Active Alts, Inc. (“Sub-Adviser”) has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 1.95% of the Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2018. The Expense Cap may be terminated earlier only upon the approval of the Board and upon the termination of the Sub-Advisory Agreement. The Sub-Adviser may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not exceed the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$198	$912

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, directly or indirectly through other investment funds, in equity securities of domestic and foreign issuers traded on a U.S. exchange (including American Depository Receipts (“ADRs”)) that the Sub-Adviser believes may be subject to a “short squeeze”, and in cash and cash equivalents, including affiliated and unaffiliated money market funds and investment grade short term fixed income securities such as U.S. Treasury securities. The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if unrated, determined by Sub-Adviser to be of comparable quality. A “short squeeze” occurs when investors who have sold short shares of an equity security seek to rapidly cover or buy back the short position due to actual or perceived appreciation in the security, which may occur because of positive news or events related to the company, its market sector or the market generally. Often, the additional buying momentum created by short sellers covering their short positions escalates the increase in the price of the shares. The Fund may also lend portfolio securities that the Sub-Adviser believes may become, based on its analysis, subject to a short squeeze.

In selecting securities for the Fund’s portfolio, the Sub-Adviser uses a proprietary investment process to identify equities that it believes have a higher potential for capital appreciation as a result of a short squeeze. The Sub-Adviser’s process for identifying short squeeze opportunities involves analysis of both fundamental factors (e.g., quality of earnings, fundamental stability of business, etc.) and technical factors (e.g., price and volume characteristics, relative strength, etc.). Using this analysis, the Sub-Adviser seeks to identify securities where, in the opinion of the Sub-Adviser, short interest is significant, is increasing or is expected to increase, but is unjustified based on the Sub-Adviser’s analysis. The Sub-Adviser may also determine to lend out portfolio securities that the Sub-Adviser believes to be strong candidates for a short squeeze to short sellers and other market participants. The Fund will receive premium income in exchange for the securities it lends.

The Fund’s portfolio may be more heavily focused in different sectors at different times depending on market conditions, and/or company, sector and industry outlooks. While the Fund is not limited with respect to its investments in any sector, the Fund limits investments in a single issuer to no more than five percent (5%) of the total assets of the Fund and to no more than five percent (5%) of the security’s public float. In addition, the Fund will limit its equity investments to companies with a market capitalization of $250 million or more.

In general, the Fund will acquire positions that the Sub-Adviser believes, based on its analysis of markets, companies and sectors, offer substantial potential for capital appreciation or the opportunity for income. Conversely, the Fund will generally sell positions when the Sub-Adviser believes the security has met its target price, the Sub-Adviser’s outlook for a market, company or sector has changed, or the Sub-Adviser believes better opportunities are available. To the extent that the Sub-Adviser has not identified equities suitable for investment, the Fund will be invested in cash or cash equivalents, such as money market funds, and at times the Fund’s investment in such investments may be significant. The Fund’s equity securities allocation and cash and cash equivalents allocations may range from 0% to 100% of the Fund’s portfolio, depending on the Sub-Adviser’s current assessment of market value and risk.

The Fund is an actively managed ETF and thus does not seek to replicate the performance of a specific index. Instead, the Fund uses an active investment strategy in an effort to meet its investment objective. As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than many investment companies. Portfolio turnover is a ratio that indicates how often the securities in an investment company’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under

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normal circumstances, the anticipated annual portfolio turnover rate for the Fund is expected to be greater than 100%.

Principal Risks of Investing in the Fund

All ETFs, including the Fund, take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value per share (“NAV”), market price per share and returns include:

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Affiliated Investment Company Risk. The Fund invests in affiliated money market funds (the “Affiliated Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio.

Absence of Prior Active Market Risk. Although the Shares of the Fund are approved for listing on the NASDAQ Stock Market (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Equity Risk. Holders of common stock, or common stock equivalents, of any given issuer, are generally exposed to greater risk than holders of preferred stocks and debt obligations of the issuer because preferred stocks and debt obligations are typically entitled to receive payments and distributions in advance of common stock.

ETF Risk. The NAV of the Fund, an actively managed ETF, can fluctuate up or down due to changes in the market value of the securities owned by the Fund. In addition, the Fund may be subject to the following additional risks: (1) the market price of the Fund’s shares may trade above or below their NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; (3) in a stressed market, Fund shares may become less liquid in response to decreasing liquidity in markets for its underlying portfolio holdings; and (4) trading of the Fund’s shares may be halted if the Exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. There can be no assurance that the Fund will continue to satisfy the listing requirements of the Exchange or that the listing requirements will remain unchanged. Individual shares of the Fund are not redeemable. The purchase of Creation Units of the Fund may be costly and there may be brokerage costs associated with the assembly of a Creation Unit.The Fund has a limited number of financial institutions that act as authorized participants. To the extent that an authorized participant exits the business or is unable to process creation/redemption orders, and no other authorized participant can act to create/redeem shares, Fund shares may trade like closed end funds, trade at a discount, and/or face delisting.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Large Capitalization Companies Risk. The Fund may invest in large capitalization companies (defined by the Sub-Adviser as companies with more than $6 billion in capitalization). Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Limited Experience Risk. Although the executives and members of the Sub-Adviser have extensive experience in managing investments for clients including corporations, non-taxable entities, investment companies and other business and private accounts, the Sub-Adviser has not managed the Fund’s investment strategy before, which may limit the Sub-Adviser’s effectiveness.

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Market Risk. The market value of the Fund’s portfolio security may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, Sector or the market as a whole. This volatility may cause the value of your investment in a Fund to decline.

Management Risk. The Fund’s ability to achieve its investment objectives depends on the Sub-Adviser’s ability to successfully implement the Fund’s investment strategies. The Sub-Adviser could be incorrect in its analysis of economic trends, sectors, individual companies and other investment related matters. As a result, the Fund could under perform other investment vehicles with similar investment objectives.

Medium Capitalization and Small Capitalization Companies Risk. The Fund may invest a significant portion of its assets in medium capitalization companies (which the Sub-Adviser defines as companies having a market capitalization of between $1 billion and $6 billion that are not in the top ten percent of the securities in their primary market when ranked in order of market capital) and also may invest a significant portion of its assets in small capitalization companies (which the Sub-Adviser defines as companies having a market capitalization of less than $1 billion). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Such companies also typically are subject to a greater degree of changes in earnings and prospects.

Money Market Risk. In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds. Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including, without limitation, U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Risks Related to Investments in Significantly Shorted Stocks. The Fund’s investment strategy seeks to invest in stocks in which a significant amount of market participants have taken short positions. Market participants take short positions in stocks when they believe the value of these stocks will decline in the future. If these market participants are correct, the value of stocks in which the Fund invests will decrease, and the Fund will lose money on its investments.

Risk of Securities Lending. There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Risks Related to Portfolio Turnover. As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable

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distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. See “Federal Income Tax Matters”.

Performance: Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information and daily NAV per share information will be available at no cost by calling (855) 4SS-ETFS or (855) 477-3837.

Adviser: Rational Advisers, Inc. is the Fund’s investment adviser (the “Adviser”).

Sub-Adviser: Active Alts Inc. is the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Manager: Brad Lamensdorf, founder and President of the Sub-Adviser, serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Lamensdorf has served as Portfolio Manager of the Fund since 2016.

Purchase and Sale of Shares: You may purchase and sell individual Fund shares on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund only offers and redeems shares on a continuous basis at NAV in large blocks of shares, currently 25,000 shares (“Creation Unit”). Generally, Creation Units are offered and redeemed on an in-kind basis. Except under limited circumstances at the discretion of the Adviser, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will receive an in-kind transfer of specified securities (“Redemption Instruments”). If there is a difference between the net asset value of a Creation Unit being purchased or redeemed and the Deposit Instruments or Redemption Instruments exchanged for the Creation Unit, the party conveying the instruments with the lower value will also pay to the other an amount in cash equal to that difference.

Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (IRA) or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The investment objective of the Active Alts Contrarian ETF is to seek current income and capital appreciation. The investment objective is not fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, directly or indirectly through other investment funds, in equity securities of domestic and foreign issuers traded on a U.S. exchange (including ADRs) that the Sub-Adviser believes may be subject to a “short squeeze”, and in cash and cash equivalents, including affiliated and unaffiliated money market funds and other high quality short term fixed income securities such as U.S. Treasury securities. A “short squeeze” occurs when investors who have sold short shares of an equity security seek to rapidly cover or buy back the short position due to actual or perceived appreciation in the security, which may occur because of positive news or events related to the company, its market sector or the market generally. Often, the additional buying momentum created by short sellers covering their short positions escalates the increase in the price of the shares. The Fund may also lend portfolio securities that the Sub-Adviser believes may become, based on its analysis, subject to a short squeeze.

In selecting securities for the Fund’s portfolio, the Sub-Adviser uses a proprietary investment process to identify equities that it believes have a higher potential for capital appreciation as a result of a short squeeze. The Sub-Adviser’s process for identifying short squeeze opportunities involves analysis of both fundamental factors (e.g., quality of earnings, fundamental stability of business, etc.) and technical factors (e.g., price and volume characteristics, relative strength, etc.). Using this analysis, the Sub-Adviser seeks to identify securities where, in the opinion of the Sub-Adviser, short interest is significant, is increasing or is expected to increase, but is unjustified based on the Sub-Adviser’s analysis. The Sub-Adviser may also determine to lend out portfolio securities that the Sub-Adviser believes to be strong candidates for a short squeeze to short sellers and other market participants. The Fund will receive premium income in exchange for the securities it lends.

The Fund’s portfolio may be more heavily focused in different sectors at different times depending on market conditions, and/or company, sector and industry outlooks. While the Fund is not limited with respect to its investments in any sector or industry, the Fund limits investments in a single issuer to no more than five percent (5%) of the total assets of the Fund and to no more than five percent (5%) of the security’s public float. In addition, the Fund will limit its equity investments to companies with a market capitalization of $250 million or more.

In general, the Fund will acquire positions that the Sub-Adviser believes, based on its analysis of markets, companies and sectors, offer substantial potential for capital appreciation or the opportunity for income. Conversely, the Fund will generally sell positions when the Sub-Adviser believes the security has met its target price, the Sub-Adviser’s outlook for a market, company or sector has changed, or the Sub-Adviser believes better opportunities are available. To the extent that the Sub-Adviser has not identified equities suitable for investment, the Fund will be invested in cash or cash equivalents, such as money market funds, and at times the Fund’s investment in such investments may be significant. The Fund’s equity securities allocation and cash and cash equivalents allocations may range from 0% to 100% of the Fund’s portfolio, depending on the Sub-Adviser’s current assessment of market value and risk.

The Fund is an actively managed ETF and thus does not seek to replicate the performance of a specific index. Instead, the Fund uses an active investment strategy in an effort to meet its investment objective. As a result of

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its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than many investment companies. Portfolio turnover is a ratio that indicates how often the securities in an investment company’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated annual portfolio turnover rate for the Fund is expected to be greater than 100%.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Investment Risks

Loss of money is a risk of investing in the Fund. In addition, investing in the Fund may be subject to the following additional risks.

Absence of Prior Active Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

Acquired Funds Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the acquired funds.

ADR Risk. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs are designed for use in the U.S. securities markets. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

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Investing in foreign (non-U.S.) securities through ADRs may result in the Fund experiencing more rapid and extreme changes in value than the Fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid.

Affiliated Investment Company Risk. The Fund invests in Affiliated Funds, unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time and the Fund will be unable to pursue its investment objective, and could reduce or lose the benefit from any upswing in the market.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Equity Risk. Holders of common stock, or common stock equivalents, of any given issuer, are generally exposed to greater risk than holders of preferred stocks and debt obligations of the issuer because preferred stocks and debt obligations are typically entitled to receive payments and distributions in advance of common stock.

ETF Risk. The NAV of the Fund, an actively managed ETF, can fluctuate up or down due to changes in the market value of the securities owned by the Fund. In addition, the Fund may be subject to the following additional risks: (1) the market price of the Fund’s shares may trade above or below their NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; (3) in a stressed market, Fund shares may become less liquid in response to decreasing liquidity in markets for its underlying portfolio holdings; and (4) trading of the Fund’s shares may be halted if the Exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. There can be no assurance that the Fund will continue to satisfy the listing requirements of the Exchange or that the listing requirements will remain unchanged. Individual shares of the Fund are not redeemable. The purchase of Creation Units of the Fund may be costly and there may be brokerage costs associated with the assembly of a Creation Unit. The Fund has a limited number of financial institutions that act as authorized participants. To the extent that an authorized participant exits the business or is unable to process creation/redemption orders, and no other authorized participant can act to create/redeem shares, Fund shares may trade like closed end funds, trade at a discount, and/or face delisting.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of

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fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Large Capitalization Companies Risk. The Fund may invest in large capitalization companies (defined by the Sub-Adviser as companies with more than $6 billion in capitalization). Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Limited Experience Risk. Although the executives and members of the Sub-Adviser have extensive experience in managing investments for clients including corporations, non-taxable entities, investment companies and other business and private accounts, the Sub-Adviser has not managed the Fund’s investment strategy before, which may limit the Sub-Adviser’s effectiveness.

Management Style Risk. The NAV of the Fund’s Shares changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the ability of the Sub-Adviser to accurately evaluate portfolio investments, measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results. If the Sub-Adviser fails to accurately evaluate portfolio investments, evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Market Risk. Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Sub-Adviser’s control, including economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline. Exogenous forces may affect the Fund in ways that the Sub-Adviser may not be able to anticipate and/or create a trading strategy that will protect the underlying principal of the Fund.

Medium Capitalization and Small Capitalization Companies Risk. The Fund may invest a significant portion of its assets in medium capitalization companies (which the Sub-Adviser defines as companies having a market capitalization of between $1 billion and $6 billion that are not in the top ten percent of the securities in their primary market when ranked in order of market capital) and also may invest a significant portion of its assets in small capitalization companies (which the Sub-Adviser defines as companies having a market capitalization of less than $1 billion). Investing in the securities of small and medium capitalization companies generally

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involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Such companies also typically are subject to a greater degree of changes in earnings and prospects.

Money Market Risk. In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds. Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including, without limitation, U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Risk of Securities Lending. When the Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, if the Fund’s securities are sold while out on loan and the securities are not returned timely by the borrower, there is a possibility that the sale transaction will not settle in the 10 usual manner and cause unintended market exposure and additional trade and other expenses to the Fund. As well, any investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Risks Related to Investments in Significantly Shorted Stocks. The Fund’s investment strategy seeks to invest in stocks in which a significant amount of market participants have taken short positions. Market participants take short positions in stocks when they believe the value of these stocks will decline in the future. If these market participants are correct, the value of stocks in which the Fund invests will decrease, and the Fund will lose money on its investments.

Risks Related to Portfolio Turnover. As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. See “Federal Income Tax Matters”.

Additional Information Regarding the Fund’s Investment Risks.

In addition to the Fund’s principal investment risks, an investment in the Fund’s is also subject to the following risks:

Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell a Fund’s Shares on that day.

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ETF and other Investment Company Risk. Each Fund may invest in affiliated and unaffiliated actively managed or index-based ETFs or other investment companies. Through its positions in ETFs and other investment companies, a Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). Investments in ETFs and other investment companies are also subject to the following additional risks:

Expenses. To the extent a Fund invests in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, a Fund’s investments in ETFs or other investment companies could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.

Investment Limitation. Under the Investment Company Act of 1940 Act, as amended (“1940 Act”) a Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent a Fund from allocating its investments in the manner the Sub-Adviser considers optimal, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers optimal.

Liquidity Risk. Trading in Shares of a Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund’s Shares inadvisable. In addition, trading in a Fund’s Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of a Fund’s Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Fund Shares may mirror the liquidity of the securities in a Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that a Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that a Fund’s NAV is reduced for undervalued ETFs it holds, and that a Fund receives less than NAV when selling an ETF).

Redeeming Risk. Shares in a Fund may be redeemed only in Creation Units. Shares may not be redeemed in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with a Fund. These entities are referred to as “Authorized Participants”. All other persons or entities transacting in a Fund’s Shares must do so in the secondary market.

Sampling Risk. The index-based ETFs in which a Fund invests may utilize a representative sampling approach to track their respective underlying indices. ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Tracking Risk. Index-based ETFs and other investment companies in which a Fund invests may not be able to

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replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, index-based ETFs and other investment companies in which a Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or other investment company’s ability to track its applicable index or match its performance.

Manager-of-Managers Order

An affiliate of the Adviser has received an exemptive order (the “Order”) from the SEC that permits the Adviser, with the Trust’s Board of Trustees’ approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisers who are not affiliated with the Adviser without obtaining shareholder approval. Shareholders will be notified if and when a new sub-adviser is employed by the Adviser within 90 days of such change.

Cybersecurity Risk

The Fund and its service providers, use computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund and its service providers, its systems, networks, or devices could potentially be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate their NAV, impediments to trading, the inability of the Fund, the Adviser, and other service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs, as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

The Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

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PURCHASING AND SELLING FUND SHARES

Purchasing and Selling Fund Shares on the Secondary Market

General. Most investors will buy and sell shares of the Fund in secondary market transactions through their financial institution. Shares of the Fund will be listed for trading in the secondary market on the Exchange. The Exchange is currently open for business each day other than weekends and the following national holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund’s shares trade on the Exchange under the following symbol:

Fund	Symbol
Active Alts Contrarian ETF	SQZZ

Shares of the Fund can be bought and sold throughout the trading day at their market price like other publicly traded equity securities. If you purchase shares of the Fund in the secondary market, there is no minimum investment. While shares of the Fund will typically be purchased and sold in the secondary market in “round lots” of 100 shares, your financial institution may permit you to purchase or sell shares in smaller “odd-lots” at no per-share price differential. When purchasing or selling Fund shares through your financial institution, you will pay customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offer price in the secondary market.

The market price of Fund shares may be below, at, or above their most recently calculated NAV and can be affected by market forces of supply and demand for the Fund’s shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.

A market information provider shall disseminate the approximate value of the Fund’s investment portfolio every 15 seconds. This approximate value should not be viewed as a “real-time” update of the Fund’s NAV because the approximate value may not be calculated in the same manner as the NAV, which is computed once, generally at the end of the Business Day. No Fund is involved in, or responsible for, the calculation or dissemination of the approximate value of its shares and no Fund makes a warranty as to its accuracy.

Purchasing Shares from and Redeeming Shares with the Fund

General. On each Business Day, you may purchase shares directly from the Fund, and you may tender shares for redemption directly to the Fund in a Creation Unit or multiples thereof. Each Creation Unit is currently comprised of 25,000 shares. The number of shares comprising a Creation Unit may change over time. Once “created,” shares of the Fund will generally trade in the secondary market in amounts less than a Creation Unit (see “Shareholder Information – Purchasing and Selling Fund Shares on the Secondary Market”).

To purchase or redeem Creation Units of the Fund, you must be an Authorized Participant or you must purchase or redeem the shares through a financial institution that is an Authorized Participant. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the applicable Fund’s distributor (“Distributor”). The Distributor will provide a list of Authorized Participants upon request.

An order to purchase Creation Units of the Fund must be transmitted to the Distributor on a Business Day and received in proper form no later than 3:00 p.m., Eastern Time, in order for the purchase order to be processed at the NAV of the Fund’s shares calculated on the date of transmittal.

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Except under certain limited circumstances at the discretion of the Fund, investors will be required to purchase Creation Units by making an in-kind deposit of Deposit Instruments, and shareholders redeeming Creation Units will receive an in-kind transfer of Redemption Instruments. On any given Business Day, the name and quantities of the instruments that constitute the Fund’s Deposit Instruments and the names and quantities of the instruments that constitute the Fund’s Redemption Instruments will be identical, and these instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” Generally, on a Business Day, the Fund’s Creation Basket will correspond pro rata to the positions in the Fund’s portfolio that will be used to calculate the Fund’s NAV on that Business Day. If there is a difference between the net asset value attributable to a Creation Unit and the aggregate market value of the Creation Basket exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference.

The Fund generally does not offer or sell its shares outside of the U.S. Also, the Fund reserves the right to reject any purchase request at any time, for any reason, and without notice.

Additional information regarding the purchase and redemption of the Fund’s Creation Units may be found in the “Purchase and Redemption of Creation Units” section of the SAI.

Shareholder Information

Continuous Offering. Because new shares may be created and issued on an ongoing basis during the life of the Fund, a “distribution,” as such term is used in the Securities Act of 1933 (“1933 Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as compared to ordinary secondary market transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the record owner or registered owner of all outstanding shares of the Fund and is recognized as the owner of all such shares. Your beneficial interest in the shares of the Fund will be reflected on the records of the DTC or its participants. Participants in the DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with the DTC. As a beneficial owner of shares of the Fund, you are not entitled to receive physical delivery of stock certificates or to have shares of any Fund registered in your name, and you are not considered a registered owner of those shares. Therefore, to exercise any right as an owner of Fund shares, you must rely on the procedures of the DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form through your financial institution.

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Purchase of Shares by Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), restricts investments by registered investment companies and by other companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order applicable to the Adviser, the Distributor, and the Fund, including that such investment companies enter into a written agreement with the Fund. Registered investment companies that desire to rely on the exemptive relief from Rule 12(d)(1) obtained by the Adviser, the Distributor, and Strategy Shares (“Trust”) on behalf of the Fund should contact the Trust to obtain the required written agreement.

Calculation of Net Asset Value

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. Because the Fund may invest a portion of its investment portfolio in foreign securities that trade on weekends or other days that the Fund does not price it shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem Creation Units.

In computing the NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less which are valued at amortized cost. Pursuant to Board-approved policies, the Fund relies on certain security pricing services to provide current market value of securities.

Securities for which market quotations are not readily available are valued at their “fair value” pursuant to Board-approved procedures. Market quotations may not be readily available if: (1) a portfolio security is not traded in a public market or the principal market in which the security trades are closed: (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; or (4) the value of a portfolio security has been materially affected by events occurring after the close of the market on which the security is principally traded, or (5) the Adviser determines that the quotation or price for a portfolio security provided by an independent pricing source is inaccurate. The securities of smaller companies in which the Fund may invest may be susceptible to fair valuation since these securities may be thinly traded and less liquid that their larger counterparts. Similarly, the Fund’s investments in foreign securities are more likely to require a fair value determination because, among other things, events may occur between the closure of the foreign market and the time that the Fund calculates its NAV that affect the reported market value of these securities.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

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Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund shares. Frequent purchases and sales of the Fund’s shares in the secondary market are not expected to subject the Fund to the harmful effects of market timing and excessive trading such as dilution, the disruption of portfolio management, an increase in portfolio trading costs, and/or the realization of capital gains since these transactions do not involve the Fund directly. It is not anticipated that these effects will materialize as a result of the issuance and redemption of Creation Units by the Fund since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units to offset custodial and other costs to the Fund incurred in processing the transactions in-kind. To the extent that the Fund permits the purchase or redemption of Creation Units in part or wholly in cash, higher transaction fees will be imposed to offset the applicable Fund’s increased trading costs to purchase or redeem portfolio securities in connection these transactions.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI.

DISTRIBUTION OF THE FUND

The Fund has adopted but has yet to implement a Rule 12b-1 Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Additional Payments to Financial Intermediaries

The Adviser and its affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund shares or related services. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Fund shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by any Fund to a financial intermediary under the Plan, if implemented. Ask your financial intermediary for information about any payments it receives from the Adviser, their affiliates, or the Fund and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

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MANAGEMENT OF THE FUND

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of the Fund’s business. The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust.

The Adviser

Rational Advisers, Inc., a wholly owned subsidiary of Rational Capital LLC, has been retained by the Trust under a Management Agreement to act as the investment adviser to the Fund subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Adviser was previously a wholly-owned subsidiary exceed the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment of The Huntington National Bank known as Huntington Asset Advisers, Inc. and was acquired by Rational Capital LLC on December 31, 2015. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. The Adviser oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The address of the Adviser is 36 North New York Avenue, Huntington, NY 11743.

The Adviser has served as investment adviser to the Fund since its inception in 2016. A discussion of the Trustees’ review of the investment advisory agreement with the Trust will be available in the Fund’s Semi-Annual Report for the period ended October 31, 2016.

Pursuant to the Management Agreement between the Fund and the Trust, the Fund pays an annual fee of 0.10% of the Fund’s average daily net assets for advisory services, subject to a $50,000 minimum annual fee.

Sub-Adviser

The Fund’s Sub-Adviser is Active Alts Inc., located at 6 Old Hill Road, Westport, CT 06880. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust, on behalf of the Fund, as approved by the Board.

The Sub-Adviser was organized as a Connecticut corporation in March 2015. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is owned by Brad Lamensdorf, its founder and President. Although the Fund is the first registered investment company managed by the Sub-Adviser, Mr. Lamensdorf has experience in portfolio management for registered investment companies, private investment funds and separate accounts.

Under the supervision of the Adviser, the Sub-Adviser is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Adviser is responsible for maintaining certain transaction and compliance related records of the Fund.

Pursuant to the Sub-Advisory Agreement between the Trust, Adviser and Sub-Adviser, the Fund will pay to the Sub-Adviser as full compensation for its services to the Fund monthly compensation at the annual rate of 1.55% of the Fund’s average daily net assets minus the advisory fee paid to the Adviser pursuant to the Management

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Agreement between the Adviser and the Trust of 0.10% of the Fund’s average daily net assets (subject to a $50,000 annual minimum fee).

The Sub-Adviser has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement of the Fund to 1.95% of that Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2018. The Expense Cap may be terminated earlier only upon the approval of the Board or upon termination of the Sub-Advisory Agreement. The Adviser may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not exceed the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment.

Portfolio Manager

Mr. Brad Lamensdorf is primarily responsible for the day-to-day management of the Fund.

Mr. Lamensdorf is the founder and President of the Sub-Adviser. Mr. Lamensdorf also founded BHL Advisers, LLC in 2006 to, among other things, provide investment advice to a commodity-oriented hedge fund (BHL Partners, LP) primarily focused on gold equities. Since January 2013, Mr. Lamensdorf has also led the production of The Lamensdorf Market Timing Report, a newsletter which provides subscribers with technical analysis, and since 2009, Mr. Lamensdorf has been a portfolio manager and principal of Ranger Alternative Management, L.P., a registered investment adviser which provides trading and marketing strategy for short-only portfolios. From November 2007 to December 2012, Mr. Lamensdorf served as a principal of Precisian GP, LLC and a portfolio manager of Precisian Partners L.P., an options volatility manager. From 1998 to 2005, Mr. Lamensdorf served as a principal of Tarpon Capital Management, L.P. and the portfolio manager for Tarpon Partners, L.P., an un-leveraged long/short strategy that focused on relative strength. From 1992 to 1997, Mr. Lamensdorf worked on the equity trading desk for Taylor & Company, the trading unit of Bass Brothers Enterprises, in Fort Worth, Texas, where he co-managed an equity portfolio focused solely on short selling and derivatives strategies. Mr. Lamensdorf received a B.A. in Psychology from the University of Texas at Austin in 1992.

The SAI provides additional information about the portfolio manager’s compensation, management of other accounts, and ownership of securities in the Fund.

DIVIDENDS AND DISTRIBUTIONS

Distributions. The Fund does not offer a dividend reinvestment service to facilitate the reinvestment of distributions into additional Fund shares. The Fund declares and pays dividends on investment income, if any, at least annually. The Fund also makes distributions of net capital gains, if any, at least annually. Dividends and capital gains distributions will be paid in cash.

Dividend Reinvestment Services. If you hold Fund shares through a broker that offers a dividend reinvestment service, you may elect to reinvest dividends and capital gains distributed by the Fund in additional shares of that Fund. Contact your broker to determine whether a reinvestment service is available and to discuss any related charges associated with the use of the reinvestment service.

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As with all ETFs, reinvestment of dividend and capital gains distributions in additional shares of the Fund will occur four Business Days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the applicable Fund and therefore will not share in the Fund’s income, gains, and losses. A shareholder will have an adjusted basis in the additional shares of the Fund acquired through a reinvest service equal to the amount of the reinvested distribution and the holding for the new shares shall commence on the day after such shares are credited to the shareholder’s account.

TAX CONSEQUENCES

There are many important tax consequences associated with investment in the Fund offered by this Prospectus. The following is a brief summary of certain federal income tax consequences relating to an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on the Fund’s distributions and the sale of Fund shares. Consult your personal tax adviser about the potential tax consequences of your investment in the Fund under all applicable tax laws. For more information, please see the SAI section “Taxes.”

Taxation of Distributions. The Fund is treated as a separate entity for Federal tax purposes. The Fund intends to qualify as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. If the Fund qualifies as a RIC, and satisfies certain distribution requirements, it will not be required to pay U.S. federal income taxes on income and gains it distributes to its shareholders.

The Fund intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Generally, distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to shareholders in the previous year.

Generally, you are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. If you hold Fund shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.

Distributions paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income or qualified dividend income. Distributions representing long-term capital gains, if any, will be taxable to you as long-term capital gains no matter how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price paid). Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income”. Net investment income includes any ordinary dividends and capital gain distributions from the Fund as well as any capital gains recognized on the sale or exchange of Fund shares.

Distributions of investment income designated by the Fund as derived from “qualified dividend income” (income from taxable domestic corporations and certain qualified corporations) will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gain distributions paid to certain high income taxpayers are subject to a regular tax rate of 20%. High income taxpayers, for this purpose, are defined as individuals and married couples filing jointly whose taxable income exceeds $400,000 and $450,000, respectively, per year.

21

Foreign Securities. The Fund may be subject to foreign withholding taxes on income it earns from investing in foreign securities which may reduce the return on such investments.

Backup Withholding. If you fail to furnish the Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions and redemptions. You are urged to read the additional information concerning withholding provided in the SAI.

Non-U.S. Investors. If you are not a citizen or permanent resident of the U.S., the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

Taxes on Exchange-Listed Sales and Cash Redemptions of Creation Units. You will recognize a taxable gain or loss upon the sale of the Fund’s shares in the secondary market and upon the cash redemption of the Fund’s Creation Unit. Currently, any capital gain or loss realized from the sale of the Fund’s shares for cash will generally be treated as long-term capital gain or loss if those shares have been held for more than one year and as short-term capital gain or loss if those shares have been held for one year or less. Any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received with respect to the shares. All or a portion of any loss recognized upon the disposition of the Fund’s shares may be disallowed under “wash sale” rules if other shares of the Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the shares that you acquired.

Taxes on In-Kind Purchases and Redemptions of Creation Units. An Authorized Participant who exchanges securities or securities and cash for a Creation Unit will generally recognize a gain or loss equal to the difference between the market value of the Creation Unit at the time and the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for the Creation Unit. An Authorized Participant who exchanges a Creation Unit for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit and the aggregate market value of the securities and cash received for the Creation Unit. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for a Creation Unit cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units of the Fund you purchased and sold and at what price.

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FOR MORE INFORMATION

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, when available, will be found at www.activealts.com.

More information about the Fund is available free,

upon request, including the following:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders upon issuance. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and their policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

Rational Advisors, Inc. is the Adviser to the Fund.

Foreside Fund Services, LLC is the Distributor.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Call

(855) 4SS-ETFS or (855) 477-3837

Write

Strategy Shares, 36 North New York Avenue, Huntington, NY 11743

Log on the Internet

You may also access Fund information, including copies of the most current SAI and annual and semi-annual reports, at www.activealts.com from the EDGAR Database on the SEC’s web site at www.sec.gov. The SEC’s web site contains text-only versions of documents relating to Strategy Shares.

Contact the SEC

Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Fund.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

23

STRATEGY SHARES

36 North New York Avenue,

Huntington, NY 11743

Series of the Trust	NASDAQ Ticker Symbol
Active Alts Contrarian ETF	SQZZ

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) contains information which may be of interest to investors in Strategy Shares (“Trust”) but which is not included in the Trust’s prospectus dated September 21, 2016, as revised March 23, 2017 (“Prospectus”). This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by writing the Trust at Strategy Shares, 36 North New York Avenue, Huntington, NY 11743, or by telephoning toll free 855-4SS-ETFS (855-477-3837). This SAI is also available on the Fund’s website at www.activealts.com.

September 21, 2016, as revised March 23, 2017

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TABLE OF CONTENTS

DEFINITIONS	4
OVERVIEW OF THE TRUST	5
INVESTMENT PRACTICES	6
INVESTMENT RISKS	19
INVESTMENT RESTRICTIONS	27
MANAGEMENT	28
SERVICE PROVIDERS	33
DISTRIBUTION SERVICES	35
PURCHASE AND REDEMPTION OF CREATION UNITS	38
REDEMPTION OF CREATION UNITS	43
BROKERAGE TRANSACTIONS	45
ADDITIONAL INFORMATION ABOUT THE TRUST	47
DETERMINATION OF NET ASSET VALUE	50
TAXES	50
DIVIDENDS AND DISTRIBUTIONS	55
FINANCIAL STATEMENTS	55
APPENDIX 1	56
APPENDIX 2	59
2

APPENDIX 3	60

3

DEFINITIONS

For convenience, we will use the following defined terms throughout this SAI.

Defined Term	Definition
Advisor	Rational Advisors, Inc.
Advisers Act	Investment Advisers Act of 1940, as amended.
Authorized Participant	An entity that has entered a Participant Agreement with the Distributor that has been accepted by the Custodian with respect to the offer and sale of the Fund’s Creation Units and is either a participant in the CNS System or is a DTC Participant.
Board	Board of Trustees of the Trust.
Business Day	Any day that the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Citi	Citi Fund Services Ohio, Inc., the financial administrator, fund accountant, and transfer agent of the Trust.
CNS System	Continuous Net Settlement System of the NSCC.
CNS Participant	An entity that participates in the CNS System.
Code	Internal Revenue Code of 1986, as amended.
Creation Unit	Block of 25,000 Fund shares.
Custodian	Citibank, N.A.
Distributor	Foreside Fund Services, LLC
DTC	Depository Trust Company.
DTC Participant	An entity for which DTC holds securities and which has access to the DTC system.
ETF	Exchange-traded fund.
Exchange	The NASDAQ Stock Market
Fund	A separate series of the Trust, Active Alts Contrarian ETF.
Independent Trustees	Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.
Interested Trustees	Trustees who are “interested persons” of the Trust, as defined in the 1940 Act.
NAV	Net asset value.
NRSRO	Nationally Recognized Statistical Ratings Organization such as Moody’s Investor Service (“Moody’s”) or Standard & Poor’s (“S&P”).
NSCC	National Securities Clearing Corporation, a clearing agency registered with the SEC.
SEC	U.S. Securities and Exchange Commission.
Transfer Agent Sub-Adviser	Citi Active Alts Inc.
1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
1940 Act	The Investment Company Act of 1940, as amended.

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OVERVIEW OF THE TRUST

The Trust was organized on September 7, 2010 as a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest in one or more series representing interests in separate portfolios of securities. The Declaration of Trust also permits the Trust to offer two or more classes of shares. Currently, the Trust offers its shares in three separate series. The Fund is a diversified exchange-traded series of the Trust, is actively managed, and does not seek to replicate a specified index. Additional series may be created from time to time.

The Fund only offers, sells, and redeems shares on a continuous basis at NAV in large aggregations or “Creation Units.” No Fund shares are individually redeemable.

Currently, the Fund’s Creation Unit is comprised of 25,000 shares. Under the Declaration of Trust, the Board has the unrestricted right and power to alter the number of shares of the Fund that constitute a Creation Unit. Therefore, in the event of a termination of the Fund, the Board, in its sole discretion, could determine to permit the Fund’s shares to be individually redeemable. In such circumstances, the Trust might elect to pay cash redemptions to all shareholders with an “in-kind” election for shareholders owning in excess of a certain stated minimum amount.

Generally, the Fund sells and redeems Creation Units on an in-kind basis. Except for the limited circumstances specified in this SAI (see “Cash Transactions - Generally,” below), investors will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming their shares will receive an in-kind transfer of specified instruments (“Redemption Instruments.”) On any given Business Day, the names and quantities of the instruments that constitute the Deposit Instruments and the names and quantities of the instruments that constitute the Redemption Instruments will be identical, and these instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the NAV of a Creation Unit and the aggregate market value of the Creation Basket exchanged for a Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference (“Cash Amount”).

The Fund may impose a transaction fee in connection with the purchase and redemption of its Creation Units. Such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Once “created,” the Fund’s shares trade in the secondary market at market prices that change throughout the day.

EXCHANGE LISTING AND TRADING

Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance, and will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business. The market price of the Fund’s shares may trade below, at, or above the most recently calculated NAV per share of the Fund. As is the case of other publicly traded securities, your purchase or sale of Fund shares in the secondary market will be subject to brokerage commissions which will be based on negotiated commission rates at customary levels. The Exchange or another information provider will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Fund. The IOPV calculations are estimates of the value of the Fund’s NAV using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the portfolio securities’ local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the Fund’s NAV, which is calculated only once a day. Neither the Fund, the Advisor, nor any of its affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to its accuracy.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange maintains certain listing standards and requires listed companies like the Fund to continue to comply with such standards while its shares are available for trading on the Exchange. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the shares, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; or (2) such other event shall occur or condition exists that, in the opinion of the Exchange, makes

5

further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT PRACTICES

The Prospectus discusses the Fund’s principal investment strategies. Below you will find more detail about the types of investments and investment practices permitted by the Fund, as noted in the preceding table, including those which are not part of the Fund’s principal investment strategy.

EQUITY SECURITIES

Equity securities include both foreign and domestic common stocks, preferred stocks, exchange-traded funds, other business organizations, real estate investment trusts, and other securities which the Advisor believes have equity characteristics.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation (including real estate investment trusts (“REITS”) discussed below) and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by a corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate if the corporation has the financial ability to pay such dividends.

Exchange-Traded Funds

ETFs are traded on stock exchanges or on the over-the-counter market at their market price. Certain ETFs track the performance of a designated index or benchmark and invest in the securities comprising that index or benchmark. Other ETFs do not attempt to track the performance of an index and hold portfolio securities that are actively managed by their investment advisor. Like the Fund, ETFs will generally issue and redeem shares in creation units (large aggregations of shares) at their NAV per share in exchange for: (1) a portfolio of securities that correspond pro rata to the securities comprising the product’s investment portfolio; and (2) a specified amount of cash.

Generally, shares of ETFs are not individually redeemable. To redeem, the Fund must accumulate enough shares to reconstitute a creation unit of the ETF. The liquidity of small holdings of an ETF, therefore, will depend upon the existence of a secondary market.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, and companies organized outside the U.S. (see “Foreign Securities” below) may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability

6

company. They receive income and capital gains from the partnership or limited liability company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

REITs

REITs, or real estate investment trusts, are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements may limit a REIT’s ability to respond to changes in the commercial real estate market.

FIXED INCOME SECURITIES

Fixed income securities include convertible securities (other than preferred stock), corporate debt securities, money market instruments, U.S. Government securities, and zero-coupon securities, which provide a stream of fixed payments to the holder.

Convertible Securities

Convertible securities include certain fixed income securities that may be exchanged or converted into a predetermined number of shares of an issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants, or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities.

Corporate Debt Securities (Including Bonds, Notes, and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more NRSROs. See the Appendix 1 to this SAI for a description of these ratings.

The credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

7

Money Market Instruments

Except where otherwise noted, the Fund may, pending investment or for liquidity purposes, invest its assets in money market instruments.

Bank Obligations. Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits, and similar securities.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the issuing bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earn a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the U.S., Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S., Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Commercial Paper and Variable Amount Master Demand Notes. Commercial paper (including Section 4(2) commercial paper) consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable Rate Demand Notes. Variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between the Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although VRDNs are not generally traded, the Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which the Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

The Fund may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Other Money Market Instruments. These instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-

8

term corporate obligations rated within the three highest rating categories by an NRSRO (e.g., at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank, and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts, and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury, such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include securities issued by the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities, not backed by the full faith and credit of the U.S. Government but that receive support through federal subsidies, loans or other benefits include securities issued by the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority.

Other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including securities issued by the Farm Credit System, Financing Corporation, and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

Zero Coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount, are payable in full at maturity, and do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other investment companies investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded

9

directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

FOREIGN SECURITIES (including emerging markets)

Generally, foreign securities are those securities which are issued by companies organized outside the U.S. and principally traded in foreign markets (“Foreign Companies”). This includes equity and fixed income securities of Foreign Companies and obligations of foreign branches of U.S. banks and foreign or U.S. branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Canadian Yankee Bonds, Canadian Certificates of Deposit, investments in Canadian Commercial Paper, and europaper. In addition, the Fund may invest in depositary receipts. The Fund may also invest in securities issued or guaranteed by Foreign Companies or foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank.

Foreign securities are normally denominated and traded in foreign currencies. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions” above.

The Fund may also invest in securities of emerging markets issuers. A nation's economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body is considered to be an emerging market.

Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies (such as the United States, Europe and Japan), but emerging markets will typically have a physical financial infrastructure including banks, a stock exchange and a unified currency. Emerging markets may be sought by investors for the prospect of high returns, as they often experience faster economic growth as measured by GDP. Investments in emerging markets may involve greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities. Also, local stock exchanges may not offer liquid markets for outside investors.

Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

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Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

For more information regarding the risks associated with investing in emerging markets, please see “Emerging Markets Risk” below.

Depositary Receipts

American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. The Fund will only invest in ADRs, EDRs, CDRs, and GDRs available for investment through “sponsored facilities.” A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank, and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Foreign Currency Transactions

Foreign currency transactions include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency Contracts and Foreign Currency Futures Contracts,” below), and purchasing and selling options on foreign currencies (see “Foreign Currency Options, ” below). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.”

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is

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purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (1) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (2) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

DERIVATIVE CONTRACTS

Options on Equities, Fixed Income Securities, and Stock Indices

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option and during the option period, the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments in an amount equal to the exercise price of the option. In addition, a call or put will be considered covered if and to the extent that some or all of the risk of the option has been offset by another position. The Fund may write combinations of covered puts and calls on the same underlying security. In general, the Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option increases the Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which the Fund may sell a security it holds, thus hedging against market declines. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. A call option locks in the price at which the Fund may purchase a security, thus hedging against an increase in the market price of a security.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

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In order for a put option to be profitable, the value of the underlying security/index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security/index by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security/index must rise sufficiently above the exercise price to cover the premium and transaction costs.

The Fund may only write covered call and put options.

The successful use of options depends on the ability of the Advisor to forecast interest rate and market movements. For example, if the Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor’s expectations that the value of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Foreign Currency Options

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (“OTC options”), although options on foreign currencies may also be listed on several exchanges. Options will be purchased or written only when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. (See “Foreign Currency Transactions,” above).

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position), the Fund

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will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position), it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Act.

The Fund may purchase and write put and call options on futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. See “Margin Payments” below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with the Custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Index Futures Contracts and Options on Index Futures Contracts

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (“S&P 100”) is composed of 100 selected common stocks, most of which are listed on the New York

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Stock Exchange (“NYSE”). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4).

If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2). The Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. As an alternative to purchasing call and put options on index futures contracts, the Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Fund does not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses, and to take advantage of the liquidity available in the option markets.

The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund’s total assets.

Forward Foreign Currency Contracts and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by

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and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” (“Foreign Currency Transactions,” above).

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor or Sub-Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the Commodity Exchange Act, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must

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have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

OTHER TRANSACTIONS/INVESTMENTS

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Other Investment Companies Securities

The Fund may invest in securities of other investment companies (“Acquired Funds”), including traditional mutual funds, as an efficient means of carrying out its investment policies and managing their uninvested cash.

The Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests. Except under exemptive rules or relief from the SEC, the Fund does not invest more than 10% of its total assets at any one time in the shares of Acquired Funds, 5% of its total assets in the shares of any one Acquired Fund, or own more than 3% of the shares of any one Acquired Fund. When the Fund invests in the shares of Acquired Funds, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers, and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to the Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, the Custodian, or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, the Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the

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U.S. Bankruptcy Code provides protection to the Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Reverse Repurchase Agreements

The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price.

The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund’s investment objective having a value at least equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Section 4(a)(2) commercial paper is generally sold to institutional investors which agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Trust may treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(a)(2) commercial paper is liquid, the Trust intends not to subject such commercial paper to any Fund investment limitation applicable to restricted securities.

The Trust considers securities eligible for resale under Rule 144A of the 1933 Act and loan participations (loans sold by a bank to an investor) to be illiquid securities for purposes of any Fund investment limitation applicable to illiquid securities.

Securities Lending

In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to certain brokers, dealers, or other financial institutions. In determining whether to lend to a particular broker, dealer, or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness, and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan from the Fund. The Fund may lend up to 33 ⅓% of its total assets. Such loans must be fully collateralized by cash, U.S. Government securities, or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, the Fund could lose money.

While portfolio securities are on loan, the borrower will pay to a lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the

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borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which the Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a purchasing Fund sufficient to make payment for the securities are segregated on the Fund’s records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller’s failure to complete a transaction may cause the Fund to miss a desired price or yield. In addition, because of delayed settlement, the Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of the Fund’s total assets.

INVESTMENT RISKS

The Prospectus discusses the Fund’s principal investment risks. Below you will find more detail about the risks associated with the types of investments and investment practices permitted by the Fund, including those which are not principal investment risks of the Fund.

EQUITY SECURITIES RISK

General Risk

Equity risk is the risk that stock prices will fall quickly and dramatically over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Often, dramatic movements in prices occur in response to the overall market environment or reports of a company’s earnings, economic statistics, or other factors that affect an issuer’s profitability. The price of equity securities can decline and reduce the value of the fund investing in equities. Stock markets are volatile.

To the extent that the Fund invests in smaller capitalization stocks, it may be subject to greater risks than those associated with investment in larger, more established companies. Smaller companies tend to have limited product lines, markets, or financial resources, and may be dependent on a small management group. Smaller company stocks may be subject to more abrupt or erratic price movements, for reasons such as lower trading volumes, greater sensitivity to changing conditions, and less certain growth prospects. Additionally, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Small cap stocks also tend to be subject to greater liquidity risk, particularly during periods of market disruption, and there is often less publicly available information concerning these securities. The Fund that invests in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can also be negatively impacted by overall market and economic conditions.

Exchange-Traded Funds Risk

ETFs generally present the same primary risks as an investment in a conventional fund (e.g., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in the ETF if the prices of the securities owned by the ETF go down. In addition, an investment in an ETF may be subject to the following risks that do not apply to conventional funds: (1) the market price

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of the ETF’s shares may trade above or below their NAV; (2) an active trading market for the ETF’s shares may not develop or be maintained; or (3) trading of the ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Price Variance Risk (ETFs). ETFs are listed for trading on a securities exchange and can be bought and sold in the secondary market at market prices. The market prices of ETF shares will fluctuate in response to changes in their respective NAVs and supply and demand for their shares. Differences between secondary market prices and the NAV for an ETF’s shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by the Fund at a particular time. There may, however, be times when the market price and the NAV vary significantly and an investor may pay more than NAV when buying ETF shares on the secondary market, and receive less than NAV when it sells those ETF shares. The market price of ETF shares includes a “bid-ask spread” charged by the lead market maker, market makers or other participants that trade ETF shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that an ETF’s shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of the ETF’s shares is falling fastest, which may be the time that investors most want to sell the ETF’s shares. An ETF’s investment results are measured based upon the daily NAV of the ETF. Accordingly, the Fund purchasing and selling ETFs in the secondary market may not experience investment results consistent with those purchasing from and redeeming Creation Units with an ETF directly.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects the Fund to the risks associated with the direct ownership of real estate. These risks include:

•       declines in the value of real estate;

•       risks related to local, regional, and national economic conditions;

•       possible lack of availability of mortgage funds;

•       overbuilding;

•       extended vacancies of properties;

•       increased competition;

•       increases in property taxes and operating expenses;

•       change in zoning laws;

•       losses due to costs resulting from the clean-up of environmental problems;

•       liability to third parties for damages resulting from environmental problems;

•       casualty or condemnation losses;

•       limitations on rents;

•       changes in neighborhood values and the appeal of properties to tenants; and

•       changes in interest rates.

Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Company Risk” (below) for a discussion of the risks associated with investments in these companies.

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Small and Medium Size Company Risk

Companies that are small or unseasoned (e.g., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of the Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for the Fund, the Advisor may not be aware of problems associated with the company issuing the security. Investments in the securities of medium-sized companies present risks similar to those associated with small or unseasoned companies, although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES RISK

General Risk

Compared with investing in the U.S., investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls, and adverse economic developments as well as higher overall transaction costs. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. The value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign Companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

The securities of some foreign Companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the U.S.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. or other countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

ADRs and Domestically Traded Foreign Securities Risk

Because the Fund may invest in ADRs and other domestically traded securities of foreign Companies, the Fund’s share prices may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than if the Fund did not invest in such securities.

Currency Risk

Exchange rates for currencies fluctuate daily. Fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends

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to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt.

Foreign Custodial Services and Related Investment Costs Risk

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the U.S. Foreign markets have settlement and clearance procedures that differ from those in the U.S. Foreign settlement procedures and trade regulations also may involve certain risks such as delays in payment or delivery of securities or in the recovery of the Fund’s assets held abroad. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Emerging Markets Risk

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may not be invested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

FIXED INCOME SECURITIES RISK

Counterparty Credit Risk

The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

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Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

ETN Investment Risk

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

DERIVATIVE CONTRACTS RISK

General Risk

The use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated.

Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

When a derivative is used as a hedge against an offsetting position that a Fund also holds, any loss generated by that derivative will be substantially offset by the gains on the hedged security, and vice versa. To the extent a Fund uses a derivative security for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

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Options Risk

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

The Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the OTC markets. The Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund.

The Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as, volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the U.S. and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the U.S.

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An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust’s ability to purchase or sell options on particular securities. Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Liquidity Risk

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures. In addition to the risks that apply to all options transactions, here are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risk

There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities that are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices, the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction over a very short time period.

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Other Risk

The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Forward Foreign Currency and Foreign Currency Futures Contracts Risk

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that the Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency the Fund is obligated to deliver.

Swaps

The Fund may use swaps to enhance returns and manage risk. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for loss and, therefore, amplify the effects of market volatility on the Fund's share price.

OTHER TRANSACTIONS/INVESTMENT RISKS

Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

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Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on the Fund.

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives and reverse repurchase agreements, and may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s NAV will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund

(1)        May not invest more than 25% of its total net assets in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or any applicable exemptive relief..

(2)        May issue senior securities to the extent permitted by the 1940 Act, the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or any applicable exemptive relief.

(3)        May lend or borrow money to the extent permitted by the 1940 Act, the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or any applicable exemptive relief.

(4)        May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or any applicable exemptive relief.

(5)        May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or any applicable exemptive relief.

(6)        May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or any applicable exemptive relief.

(7)        May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or any applicable exemptive relief.

With respect to (1) above, each Fund will consider the concentration of any underlying investment companies in which it invests in determining compliance with such policy. Under the 1940 Act, and the rules, regulations, and interpretations

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thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. The 1940 Act limits the ability of investment companies to lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits the Fund’s ability to borrow money by prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The fundamental limitations of the Fund has been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than its fundamental limitations.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to the applicable Fund’s shareholders. The Fund’s 80% Policy may also be changed by the Board without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders.

The Fund has adopted the following non-fundamental investment restrictions which may be changed by the Board without the approval of the Fund’s shareholders. Any changes in a Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness. The Fund:

(1)                 will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(2)                 will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund will not mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(3)                 will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding, except that the Fund may purchase securities for the purpose of reducing borrowings (such as reversing short positions

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

MANAGEMENT

Trustees and Officers

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Fund’s most recent fiscal year end), present position(s)

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held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for The Fund, another open-end investment company whose series are managed by the Advisor. Collectively, Strategy Shares, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust and the TCG Financial Series Trusts I-X comprise the “Fund Complex”.

As of December 31, 2015, the Trustees and Officers as a group owned less than 1% of the shares of the Fund.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell 48 36 North New York Avenue, Huntington, NY 11743	Chairman of the Board and Trustee	Since January 2016	Managing member, Bear Properties, LLC (2006 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).	50	Chairman of the Board of Mutual Fund and Variable Insurance Trust, 39 funds (2016 to present); Board Member, Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, 8 funds (2006-present).

Stephen P. Lachenauer 48 36 North New York Avenue, Huntington, NY 11743	Trustee	Since January 2016	Attorney, private practice.	21	Board Member, and Chair of Audit Committee, Mutual Fund and Variable Insurance Trust, 8 funds (2016-present); Board Member, TCG Financial Series Trusts I-X, 10 funds (2015-present).

Donald McIntosh 47 36 North New York Avenue, Huntington, NY 11743	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	21	Board Member, Mutual Fund and Variable Insurance Trust, 8 funds (2016-present); Board Member and Chair of Audit Committee, TCG Financial Series Trusts I-X, 10 funds (2015-present).

*	The term of office of each Trustee is indefinite.
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Officers*

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President and Chief Executive Officer	Since 3/2016

President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Chief Executive Officer, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present.

James Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1963	Treasurer	Since 3/2016	Product Manager, Catalyst Capital Advisors LLC, 9/2015 to present; Senior Business Consultant, Fidelity Information Services, 2011 to 9/2015.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 3/2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 3/2016	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.

______________________

* Officers do not receive any compensation from the Trust.

COMMITTEE OF THE BOARD OF TRUSTEES

Audit Committee. The Board has an Audit Committee. Effective January 1, 2016, the Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met three times during the fiscal year ended April 30, 2016.

Valuation Committee. The Valuation Committee is comprised of (1) either the Trust’s Treasurer or Assistant Treasures and (2) either the Trust’s Chief Compliance Officer or a Trustee that is independent of the advisor/sub-advisor and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended April 30, 2016, the Valuation Committee held no meetings.

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Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

Trustee commenced serving on the Board of Trustees of the Trust effective January 1, 2016. Therefore, the Trustees did not receive compensation from the Trust during the year ended December 31, 2015. The Fund was not in operation prior to the date of this SAI. The compensation amounts provided in the table below for the Fund is the estimated compensation to be paid by the Fund and the Fund Complex to the Trustees for the fiscal year ending December 31, 2016.

Name of Trustee	Compensation from the Trust	Compensation from the Fund Complex*
Tobias Caldwell	$4,300	$147,650
Stephen Lachenauer	$4,454	$6,954
Donald McIntosh	$3,400	$5,900
Mark Shary*	$1,500	$1,500
Thomas Westerfield*	$1,500	$1,500
William Zimmer*	$1,500	$1,500

* Messrs. Shary, Westerfield and Zimmer are former Trustees of the Trust and resigned as Trustees effective December 31, 2015.

TRUSTEES OWNERSHIP OF SHARES IN THE FUND AND IN THE FUND COMPLEX AS OF

DECEMBER 31, 2015

Name of Trustee	Dollar Range of Shares Owned in the Fund	Dollar Range of Shares Owned in the Fund Complex*
Tobias Caldwell	None	None
Stephen Lachenauer	None	None
Donald McIntosh	None	None

*	The Fund Complex consists of 2 series of Strategy Shares and 8 series of Mutual Fund and Variable Insurance Trust, 40 series of Mutual Fund Series Trust, and 1 series of each TCG Financial Series Trusts I-X.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

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In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the board of the Mutual Fund Series Trust, a trust in the Fund Complex, for over nine years, including as chair of the audit committee for many years. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the Fund.

Stephen Lachenauer

Mr. Lachenauer has been a sole practitioner attorney for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at law firms and as an attorney at a large investment bank would provide the Board with knowledge of financial and investment regulatory matters. He also serves on the board of other trusts in the Fund Complex.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the Fund. He also serves on the board of other trusts in the Fund Complex.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board has two standing Committees, the Audit Committee and the Valuation Committee. Effective December 31, 2015, the Audit Committee is comprised of each of the Trustees. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Trust, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Fund, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Fund, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone.

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In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Fund’s investment policies and procedures as well as valuation of the Fund’s securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Fund, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Fund’s securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Fund.

SERVICE PROVIDERS

INVESTMENT ADVISORY SERVICES

Investment Advisor

Rational Advisors, Inc., a wholly owned subsidiary of Rational Capital LLC, has been retained by the Trust under a Management Agreements to act as the investment advisor to the Fund, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor was acquired by Rational Capital LLC on December 31, 2015. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment programs. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

For its services under the Management Agreement, the Fund’s pays a monthly management fee at the annual rate of 0.10% of the Fund’s average daily net assets, subject to a $50,000 minimum annual fee. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Management Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Fund. The Management Agreement may be terminated at any

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time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shares of the Fund.

The Sub-Adviser

The Fund’s Sub-Adviser is Active Alts Inc., 6 Old Hill Road, Westport, CT 06880. The Sub-Adviser serves in that capacity pursuant to a Sub-Advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust, on behalf of the Fund, as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board.

The Sub-Adviser was organized as a Connecticut corporation in March 2015. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is owned by Brad Lamensdorf, its founder and manager. Although the Fund is the first registered investment company managed by the Sub-Adviser, Mr. Lamensdorf has experience in portfolio management for private investment funds and separate accounts.

Sub-Adviser Compensation. As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of 1.55% of the Fund’s average daily net assets minus the advisory fee paid to the Adviser pursuant to the Management Agreement between the Adviser and the Trust of 0.10% of the Fund’s average daily net assets (subject to a $50,000 annual minimum fee). The Sub-Adviser has not been paid any fees as of the date of this Prospectus.

The Sub-Adviser has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.95% of the average daily net assets of the Fund through April 30, 2018. These Agreements shall terminate automatically upon the termination of the Management Agreement. The Sub-Adviser may elect in its discretion to terminate this Agreement for any period following the term period of the Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGER

The Fund’s portfolio manager is Mr. Lamensdorf, who has managed the Fund since the inception of the Fund’s operations. The portfolio manager is primarily responsible for the day-to-day management of the Fund.

Compensation

Mr. Lamensdorf , as portfolio manager, is not compensated directly by the Fund, but rather by the Sub-Adviser. Mr. Lamensdorf is the founder of the Sub-Adviser, and through his ownership and control of a majority interest in the Sub-Adviser, he is entitled to receive a majority of the profits of the Sub-Adviser. Since the Sub-Adviser’s profits are expected to increase as Fund assets increase, Mr. Lamensdorf is expected to receive increased profits as an owner of the Sub-Adviser as assets of the Fund increase.

Other Accounts Under Management

Unless otherwise noted, the following information about the Fund’s portfolio managers is provided as of June 30, 2016 and no account shown below has an advisory fee that is based on the performance of that account.

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Active Alts Contrarian ETF

Other Accounts Managed By Brad Lamensdorf	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	1/$300 thousand
Other Accounts	0/$0

Ownership of Fund Shares

As of the date of this SAI, no portfolio manager that retains investment decision making authority over the Fund’s management beneficially owns shares of the Fund.

Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Advisor does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for portfolio managers to devote more attention to those accounts that pay high advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and compliance with its applicable Code of Ethics. Finally, the Advisor has structured its portfolio managers’ compensation in a manner, and the Trust has adopted policies and procedures reasonably designed, to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

DISTRIBUTION SERVICES

Distributor

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Fund for sale through the Distributor in Creation Units. The Distributor will not accept purchase or redemption orders in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a Distribution Services Agreement, the Adviser pays the Distributor for distribution-related services.

Distribution Services Agreement

The Distributor has entered into a Distribution Services Agreement with the Advisor pursuant to which it provides the Fund and the Advisor with the distribution support services set forth in a Distribution Agreement between the Fund and the Distributor.

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Rule 12b-1 Plan

The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). Under the Plan, the Fund is authorized to pay an amount up to 0.25% of its average annual daily net assets for certain distribution-related services.

The Plan is designed to compensate financial intermediaries (including the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services, and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers to provide these distribution and distribution-related services with respect to the Fund.

The Plan could benefit the Fund by helping the Fund attract and retain assets, thus providing securities and cash for orderly portfolio management.

Under the Plan, the Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Plan fee.

No distribution fees are currently charged to the Fund and there are no plans to impose these fees. To the extent that the Plan is implemented in the future, the Prospectus will be updated to reflect the implementation and the implementation will also be disclosed on the Fund’s website. The Board will pre-approve the implementation of the Plan.

ADMINISTRATION SERVICES

MFund Services LLC (“MFund”), located at 36 North New York Avenue, Huntington, NY 11743, provides the Fund with various management and legal administrative services. For these services, the Fund pay MFund an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by Rational. The Fund is subject to a $30,000 annual minimum fee):

0.030% of net assets up to $1 billion;

0.020% of net assets from $1 billion

In addition, the Fund reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Rational Capital LLC, the parent company of the Advisor, and Catalyst Mutuals Fund Distributor.

Compliance Services. Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pay MFund a monthly base fee plus an asset-based fee. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

FINANCIAL ADMINISTRATION, TRANSFER AGENCY, AND FUND ACCOUNTING SERVICES

Pursuant to a Services Agreement with Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, OH 43219, Citi provides financial administration, transfer agency, and fund accounting services to the Trust. As financial administrator, Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing the Trust’s periodic financial reports on forms prescribed by the SEC and filing those reports with the SEC upon review and approval of the Trust and Trust counsel; (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain compliance support services.

As fund accountant, Citi maintains certain financial records of the Trust and provides accounting services to the Fund that include the daily calculation of the Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. As Transfer Agent, Citi issues shares of the Fund in Creation Units to fill purchase orders for Fund shares, maintains records of the issuance and redemption of the Fund’s shares, and acts as the Fund’s dividend disbursing agent.

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For the financial administration and fund accounting services provided to the Trust, the Trust has agreed to pay an annual fee equal to 0.04% of the aggregate net assets of the Fund, subject to certain breakpoints and minimum fee requirements.

Support Services Agreement. Citi has entered into a Support Services Agreement with the Advisor pursuant to which it prepares and provides facts sheets for the Fund and certain information required by the Advisor to determine the Fund’s Creation Basket and estimated Cash Amount for each Business Day.

OTHER SERVICE PROVIDERS

Custodian

Pursuant to a Custodial and Agency Services Agreement with the Trust, Citibank, N.A. (“Citibank”), located at 388 Greenwich Street, New York, NY 10048 serves as Custodian for the Fund and safeguards and holds the Fund’s cash and securities, settles the Fund’s securities transactions and collects income on Fund investments. Under the agreement, Citibank also : (1) provides data required by the Advisor to determine the Fund’s Creation Basket and estimated Cash Amount for each Business Day (this services is paid for by the Advisor directly pursuant to the Support Services Agreement between Citi and the Advisor (see “Support Services Agreement,” above)); (2) monitors the settlement of securities comprising the Creation Basket and any cash in connection with the purchase and redemption of Creation Units and requests the issuance of related Creation Units; (3) deposits securities comprising the Creation Basket and/or cash received from Authorized Participants in connection with purchases of Creation Units into the Fund’s custody and cash accounts; (4) disburses securities comprising the Creation Basket and/or cash from a Fund’s custody and cash accounts to Authorized Participants in connection with the redemptions of Creation Units; and (5) performs certain other related services, (See “Purchase and Redemption of Creation Units,” below).

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Fund. Cohen & Company. Ltd. will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries that promote the sale of Fund shares may be paid fees out of the assets of, the Advisor and their affiliates (but not out of Fund assets).

Financial intermediaries who solicit the sale of Fund shares may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, these financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Fund shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

From time to time, the Advisor, and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation may include financial assistance to financial intermediaries that enable the Advisor, and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Advisor and its affiliates also may hold or sponsor, at their expense, sales events, conferences, and programs for employees or associated persons of financial intermediaries in order to facilitate the sale of Fund shares and may pay the travel and lodging expenses of attendees. The Advisor, and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with these financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

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PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund only offers and redeems its shares in Creation Units. The Fund will offer and sell Creation Units through the Distributor on a continuous basis, without a sales load (but subject to transaction fees), at the NAV per share next determined after an order in proper form is received by the Distributor. The NAV of the Fund is expected to be determined as of the close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern Time) on each Business Day (“NAV Calculation Time”). The Fund will sell and redeem Creation Units only on a Business Day.

The Trust generally does not offer its shares outside of the U.S.

IN-KIND TRANSACTIONS - GENERALLY

In order to keep costs low and permit the Fund to be as fully invested as possible, shares of the Fund will be purchased and redeemed in Creation Units and generally on an in-kind basis. Accordingly, except where the purchase or redemption will include cash under the limited circumstances described in this SAI (see “Cash Transactions – Generally,” below), investors will be required to purchase Creation Units by making an in-kind deposit of Deposit Instruments, and shareholders redeeming their shares will receive an in-kind transfer of Redemption Instruments. On any given Business Day, the names and quantities of the instruments that constitute the Deposit Instruments and the names and quantities of the instruments that constitute the Redemption Instruments will be identical, and these instruments may be referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” In addition, the Creation Basket will correspond pro rata to the positions in the Fund’s portfolio (including cash positions), except:1 in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement;
  for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradable round lots;2 or positions that cannot be transferred in kind will be excluded from the Creation Basket.3

If there is a difference between the NAV attributable to a Creation Unit and the aggregate market value of the Creation Basket exchanged for the Creation Unit (the “Difference”), the party conveying instruments with the lower value will also pay to the other cash equal in value to the Difference.

Each Business Day, before the open of trading on the Exchange (ordinarily 9:30 a.m., Eastern Time), the Fund will cause to be published through the NSCC the names and quantities of the instruments comprising the Creation Basket (based on Fund portfolio information as of the end of the prior Business Day), as well as the estimated Cash Amount (if any, effective through and including the previous Business Day), for that day. The published Creation Basket will apply until a new Creation Basket is announced on the following Business Day, and there will be no intra-day changes to the Creation Basket except to correct error(s) in the Creation Basket discovered after publication through the NSCC.

CASH TRANSACTIONS – GENERALLY

Purchases and redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances:

  to the extent there is a Cash Amount;
  if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions, or all purchases and redemptions on that day will be made entirely in cash;

_____________________

1 The portfolio used for this purpose will be the same portfolio used to calculate the Fund’s NAV for that Business Day.

2 A tradable round lot for a security will be the standard unit of trading in that particular type of security in its primary market.

3 This includes instruments that can be transferred in kind only with the consent of the counterparty to the extent the Fund does not intend to seek such consents.

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  if, upon receiving a purchase or redemption order from an Authorized Participant, the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash;4 if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Fund shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Instruments or Redemption Instruments, respectively, solely because: (i) such instruments are not eligible for transfer through either the Clearing Process (defined below) or DTC Process; or (ii) in the case of the Fund holding foreign instruments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or
  if the Fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Instruments or Redemption Instruments, respectively, solely because: (i) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (ii) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (iii) a holder of shares of the Fund holding foreign instruments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.5

PROCEDURES FOR PURCHASE OF CREATION UNITS

All orders to purchase Creation Units must be placed with the Distributor by or through an Authorized Participant. An Authorized Participant is a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (“Clearing Process”) or a DTC Participant and in each case, must have an executed agreement with the Distributor with respect to the creations and redemption of the Fund’s Creation Units (“Participant Agreement”). The Participant Agreement must also be accepted by the Custodian.

An investor does not have to be an Authorized Participant, but must place an order to purchase or redeem Creation Units through an Authorized Participant. All shares of the Fund purchased through the creation process will be entered on the records of DTC in the name of Cede & Co. for the account of the applicable DTC Participant.

There may be a limited number of Authorized Participants at any one point in time and only certain of these entities may be eligible to purchase and transmit non-U.S. instruments comprising a Creation Basket. To the extent that your financial institution is not an Authorized Participant, you may have to purchase Creation Units directly through an Authorized Participant or indirectly through your financial institution. If you opt to purchase Creation Units indirectly through your financial institution, you may incur additional transaction fees.

An order to purchase Creation Units of the Fund must be transmitted to the Distributor on a Business Day and received in proper form no later than 3:00 p.m., Eastern Time, in order for the purchase order to be processed at the NAV of the Fund’s shares calculated on the date of transmittal (“Transmittal Date”). An order to purchase the Fund’s Creation Units is considered to be in “proper form” if all procedures set forth in the Participant Agreement are properly followed. On Business Days that the Exchange closes early, the Fund may require an order for the purchase of Creation Units to be submitted earlier during the day. An Authorized Participant must deliver a Custom Order to the Distributor sufficiently in advance of the 3:00 p.m., Eastern Time, deadline in order to help ensure that the order is effected at the NAV calculated on that date.

Orders must be transmitted by the Authorized Participant to the Distributor by telephone or other transmission method acceptable to the Distributor pursuant to the procedures set forth in the applicable Participant Agreement. All orders to purchase Creation Units must be submitted consistent with the processing requirements set forth in the applicable

_____________________

4 In determining whether a particular Fund will sell or redeem Creation Units entirely on a cash or in-kind basis (whether for a given day or a given order), the key consideration will be the benefit that would accrue to the Fund and its investors. For instance, in bond transactions, the Advisor may be able to obtain better execution than Share purchasers because of the Advisor’s size, experience and potentially stronger relationships in the fixed income markets. Purchases of Creation Units either on an all cash basis or in-kind are expected to be neutral to the Fund from a tax perspective. In contrast, cash redemptions typically require selling portfolio holdings, which may result in adverse tax consequences for the remaining Fund shareholders that would not occur with an in-kind redemption. As a result, tax considerations may warrant in-kind redemptions.

5 A “custom order” is any purchase or redemption of Shares made in whole or in part on a cash basis in reliance on items (5)(i) or (5)(ii).

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Participant Agreement (see “Placement of Creation Orders Outside the Clearing Process” and “Placement of Creation Orders Using the Clearing Process,” below).

An investor must place orders to purchase the Fund’s Creation Units in the form required by the Authorized Participant. An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the placement of an order to purchase the Fund’s shares (e.g. to provide for payments of cash, when required).

Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant. If an investor is submitting an order to purchase Creation Units through an Authorized Participant, the investor should ensure that an appropriate amount of time is provided for submission of such order by the Authorized Participant to the Distributor prior to the 3:00 p.m., Eastern Time deadline to submit orders.

All questions as to the composition of Deposit Instruments and the amount of any cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The Authorized Participant shall be solely responsible for any loss, liability, cost, and expense (including reasonable attorneys’ fees) incurred by the Fund or the Distributor related to the cancellation of an order to purchase or redeem Creation Units.

Placement of Purchase Orders Outside the Clearing Process

To settle a purchase order outside the Clearing Process, the Authorized Participant must instruct the transfer of the relevant Deposit Instruments and/ or any applicable cash in a timely fashion so as to ensure the timely delivery of the Deposit Instruments and/or any cash on the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after an order to purchase or redeem shares is received by the Distributor.

A purchase order shall be deemed received on the Transmittal Date if the order is received by the Distributor in proper form no later than 3:00 p.m., Eastern Time,. Purchase orders received by 3:00 p.m. Eastern Time on the Transmittal Date will be processed at the NAV calculated on the Transmittal Date.

The delivery of any Deposit Instruments must be made by 12:00 p.m., Eastern Time, on the Settlement Date. Any cash, including the applicable transaction fee (see “Transaction Fees on Purchases of Creation Units,” below), shall be payable by 2:00 p.m., Eastern Time, on the Settlement Date. If the Custodian does not receive the Deposit Instruments and/or the applicable cash by the designated times on the Settlement Date, the purchase order may be cancelled. A canceled order may be resubmitted the following Business Day based on the Creation Basket and estimated Cash Amount for that Business Day. The delivery of Creation Units will take place no later than the Settlement Date.

Generally, an Authorized Participant shall deliver cash and any Deposit Instruments that are U.S. government or U.S. government agency securities to the Fund through the Federal Reserve System. An Authorized Participant may deliver Deposit Instruments that are DTC eligible domestic equity or fixed income securities through the DTC manual clearing process (“DTC Process”). Shares of the Fund shall settle and clear through the DTC Process. The DTC Process involves the manual line-by-line transfer of multiple securities. Because the DTC Process involves the movement of multiple securities while the Clearing Process (see below) involves the movement of one unitary basket that automatically processes the movement of numerous securities, the DTC will charge the Fund more than the NSCC to settle a purchase of Creation Units.

Foreign securities cannot currently be processed through either the Clearing Process or the DTC Process. With respect to foreign Deposit Instruments, once a purchase order for Creation Units has been placed with the Distributor, the Distributor will inform the Advisor and the Custodian. The Custodian will then inform the appropriate sub-custodians, as applicable. The Authorized Participant must then timely deliver the relevant Deposit Instruments and/or any cash, including the transaction fee, to the Fund’s account maintained with the relevant local custodian(s) by the Settlement Date. If applicable, the sub-custodians will confirm to the Custodian that the Deposit Instruments and/or any applicable cash have been delivered, and the Custodian will notify the Advisor of the same.

After the Distributor has receive a purchase order and the Custodian has received delivery of the Deposit Instruments and/or any applicable cash, including the transaction fee, delivery of the appropriate number of Fund shares will be made to the book-entry account designated by the Authorized Participant. Except as provided herein, a Creation Unit of the Fund will not be issued until the transfer of good title to the Trust of any Deposit Instruments has been completed and/or the applicable cash has been received.

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Placement of Purchase Orders Using the Clearing Process

Authorized Participants that are CNS Participants will be able to use the Clearing Process to purchase the Fund’s Creation Units when Deposit Instruments are limited to DTC eligible domestic equity and fixed income securities and a Cash Amount or an all-cash payment. Under certain circumstances, a CNS Participant that tenders a Custom Order to purchase Fund’s Creation Units will be required to process the order outside the Clearing Process because the Clearing Process can only handle non-conforming deposits in specified situations. Additionally, Creation Units created in advance of receipt by the Custodian of all or a portion of the Deposit Instruments must be processed outside the Clearing Process (see “Additional Purchase Procedures,” below).

The Clearing System has been specifically enhanced to effect purchases and redemptions of ETF securities such as the Fund’s shares. The Clearing Process simplifies the settlement and delivery process by transferring a basket of securities between two parties and treating all of the securities that comprise the basket as a single position. By contrast, the DTC Process, which is available to all Authorized Participants, involves a manual line-by-line movement of each security position. To the extent that the Clearing Process is available for use, the Participant Agreement will authorize the Distributor to transmit through the Custodian to the NSCC, on behalf of the CNS Participant, applicable trade instructions as are necessary to effect a purchase order for the Fund’s Creation Units. Pursuant to the trade instruction, the Authorized Participant agrees to deliver the Deposit Instruments and any/or any cash (including the transaction fee) to the Fund, together with such additional information as may be required by the Distributor.

An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if such order is received by the Distributor in proper form no later than than 3:00 p.m., Eastern Time. The delivery of any Deposit Instruments must be made by 12:00 p.m., Eastern Time, on the Settlement Date. Any cash, including the applicable transaction fee (see “Transaction Fees on Purchases of Creation Units,” below), shall be payable by 2:00 p.m., Eastern Time, on the Settlement Date. If the Custodian does not receive the Deposit Instruments and/or the applicable cash by the designated times on the Settlement Date, the purchase order may be cancelled. A canceled order may be resubmitted the following Business Day based on the Creation Basket and estimated Cash Amount for that Business Day. The delivery of Creation Units will take place no later than the Settlement Date.

After the Distributor has received a purchase order and the Custodian has received delivery of the Deposit Instruments and/or any applicable cash, including the transaction fee, delivery of the appropriate number of Fund shares will be made to the book-entry account designated by the Authorized Participant. Except as provided herein, a Creation Unit of the Fund will not be issued until the transfer of good title to the Trust of any Deposit Instruments has been completed and/or the applicable cash has been received.

Rejection of Purchase Orders

The Distributor may reject a purchase order for Creation Units if the order is not submitted in proper form consistent with the requirements set forth in the Participant Agreement.

The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect to the Fund including, without limitation, if: (1) the order is not in proper form; (2) the securities delivered do not conform with the Deposit Instruments for the relevant date; (3) an investor, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (4) acceptance of the Deposit Instruments would have certain adverse tax consequences to the Fund; (5) the acceptance of the Deposit Instruments and/or any applicable cash would, in the opinion of counsel to the Trust, be unlawful; (6) the acceptance of the Deposit Instruments and/or any applicable cash would otherwise, in the discretion of the Trust or the Advisor have an adverse effect on the Trust or the rights of beneficial owners; (7) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (8) in the event that circumstances outside the control of the Fund, the Custodian, the Transfer Agent, and/or the Advisor make it for all practical purposes not feasible to process creation orders.

Examples of such circumstances include natural disasters or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, the DTC, the NSCC, the Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify an Authorized Participant of the rejection of any order. The Trust, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Deposit Instruments and/or any cash nor shall either of

41

them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian, and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

Additional Purchase Procedures

Creation Units may be issued to an Authorized Participant in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments provided that the Authorized Participant deposits an initial deposit of cash with the Trust having a value greater than the NAV of the requisite Fund shares on the date the order is received. In addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of the Cash Amount plus 115% of the market value of the Deposit Instruments not delivered (“Additional Cash Deposit”).

An order will be deemed received on the Transmittal Date if: (1) the order is received by the Distributor in proper form no later than 3:00 p.m., Eastern Time; and (2) federal funds equal to the sum of the Cash Amount, the Additional Cash Deposit, and the applicable transaction fee are received by the Custodian by 12:00 p.m., Eastern Time, on the Business Day following the Transmittal Date.

Pending delivery of the undelivered Deposit Instruments, the Authorized Participant shall be required to deposit additional cash, as needed, to maintain the Additional Cash Deposit at an amount equal to 115% of the value of undelivered Deposit Instruments, which shall be marked to market daily by the Fund until the outstanding securities are received. Under these circumstances, the shares of the Fund shall be delivered no later than the Settlement Date.

If an order is not received in proper form by 3:00 p.m., Eastern Time, or the required cash deposit is not timely received on the Settlement Date by the Custodian, then the order may be cancelled or deemed not received and the Authorized Participant effecting the transaction will be liable to the Fund for any losses resulting therefrom.

To the extent that the undelivered Deposit Instruments are not received by 12:00 p.m., Eastern Time, on the Settlement Date, the Fund may utilize the Additional Cash Deposit to buy the missing Deposit Instruments at any time and the Authorized Participant effecting the transaction will be liable to the Fund for the costs incurred by the Fund in connection with such purchases and any shortfall between the cost to the Fund of purchasing such securities and the value of the Additional Cash Deposit. Costs to purchase the outstanding Deposit Instruments shall include, but not be limited to, any applicable transaction fee imposed by the Fund in connection with the purchase of the undelivered Deposit Instruments, the amount by which the actual purchase price of the undelivered Deposit Instruments exceeds the Additional Cash Deposit or the market value of such Deposit Instruments on the day the purchase order was received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Fund will return the remaining Additional Cash Deposit once the undelivered Deposit Instruments are received by the Custodian or purchased by and deposited into the Fund.

The Participant Agreement may contain further information relating to this collateral process.

Transaction Fees on Purchases of Creation Units

The Fund charges a transaction fee to cover the transfer and other transactional costs it incurs to issue Creation Units. A per transaction fee charge will be charged by the Fund (“Standard Charge”), regardless of the number of Creation Units purchased. The Fund reserves the right to charge additional transactions fees of up to three (3) times the Standard Charge for: (1) purchase orders processed outside the Clearing Process; (2) purchase orders involve cash in lieu amounts; and (3) cash purchases (“Additional Charges”). The Fund also reserves the right to adjust the Standard Charge and/or the Additional Charges at any time in order to ensure that the Fund is able to continue to recoup the costs it actually incurs to issue Creation Units. Authorized Participants are responsible for paying the costs to transfer Deposit Instruments to the Fund. Authorized Participants may also charge investors a fee to purchase Creation Units on their behalf.

The Standard Charge and maximum transaction fee for the Fund are $250 and $1,000, respectively. An investor purchasing Creation Units outside the Clearing Process may be required to pay higher transaction fees than if the purchase is processed through the Clearing Process.

Risks of Purchasing Creation Units

The proposed method by which the Fund’s Creation Units will be purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units of the Fund’s shares may be issued and sold on an ongoing basis, a “distribution” of the Fund’s shares may be occurring at any time. Certain activities that a shareholder performs as a dealer

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may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a shareholder could be deemed a statutory underwriter if it takes Creation Units from the Fund, breaks them down into the constituent shares and sells the shares directly to customers. A shareholder may also be deemed to be a statutory underwriter if the shareholder chooses to couple the purchase of a supply of new shares of the Fund with an active selling effort involving solicitation of secondary market demand for the shares.

Whether a person is an underwriter depends on all the facts and circumstances pertaining to that person’s activities and the examples set forth here are not intended to depict all circumstances under which a shareholder may be deemed to be a statutory underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to ordinary secondary market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to rely on the prospectus-delivery exemption provided by Section 4(a)(3) of the 1933 Act.

Pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a member of the Exchange in connection with a sale on the Exchange is satisfied by the fact that a Prospectus is available at the Exchange upon request. This prospectus delivery mechanism is only available with respect to transactions on the Exchange.

REDEMPTION OF CREATION UNITS

Redemption requests must be placed by or through an Authorized Participant. Shares of the Fund may only be redeemed in Creation Units except upon liquidation of the Fund. To redeem shares with the Fund, an investor must accumulate enough shares of the Fund to constitute one or more Creation Units. An investor may accumulate the shares necessary to comprise a Creation Unit of the Fund on the Exchange. However, there is no assurance that there will be sufficient liquidity in the market to enable the purchase of a sufficient number of shares of the Fund to complete a Creation Unit. An investor should expect to incur brokerage commissions and other costs to purchase the required number of shares to complete a Creation Unit.

Creation Units of the Fund may be redeemed on any Business Day at their NAV next calculated after a redemption request in proper form is received by the Distributor. A redemption request is considered to be in “proper form” if all procedures set forth in the Participant Agreement are properly followed.

The redemption of the Fund’s Creation Units will be subject to compliance with applicable federal and state securities laws. An Authorized Participant that is not a “qualified institutional buyer” or “QIB” as such term is defined in Rule 144A of the 1933 Act will not be able to receive Redemption Instruments that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Fund to provide a written confirmation with respect to QIB status in order to receive Redemption Instruments. An Authorized Participant may request a redeeming investor on whose behalf it is acting to enter in to agreements outlining the terms under which cash must be substituted for one or more Redemption Instruments in order to comply with applicable securities laws and other legal restrictions relevant to the investor.

All orders to redeem Creation Units of the Fund must be received by the Distributor in proper form no later than 3:00 p.m., Eastern Time, in order to receive the NAV calculated on that date (“Transmittal Date”). On Business Days that the Exchange closes early, the Fund may require orders for the redemption of a Creation Unit(s) to be submitted earlier during the day. An Authorized Participant must deliver a Custom Order to the Distributor sufficiently in advance of the 3:00 p.m. Eastern Time deadline in order to help ensure that the order is effected at the NAV calculated on the Transmittal Date.

An investor redeeming the Fund’s Creation Units should submit the redemption order in the form required by the Authorized Participant selected to process the transaction. An investor intending to redeem the Fund’s Creation Units should allow sufficient time to permit a timely submission of the redemption request to the Distributor and transfer of the Creation Units to the Fund.

There may be a limited number of Authorized Participants at any one point in time and only certain of these entities may be eligible to receive foreign securities on your behalf as part of the in-kind redemption process. To the extent that your financial institution is not an Authorized Participant, you may redeem Creation Units directly through an Authorized

43

Participant or indirectly through your financial institution. If you opt to redeem Creation Units indirectly through your financial institution, you may incur additional transaction fees. You should also allow additional time to effect redemptions through your financial intermediary if the financial intermediary is not an Authorized Participant.

Although the Settlement Date for the redemption of Fund shares is generally the third Business Day after an order to redeem shares is received by the Distributor, the Settlement Date may be up to seven days after the Transmittal Date.

Placement of Redemption Orders Outside the Clearing Process

An order to redeem Creation Units is deemed received by the Distributor on the Transmittal Date if: (1) the order is received by the Distributor in proper form no later than 3:00 p.m., Eastern Time, on the Transmittal Date; (2) the order is accompanied or followed by the delivery of the requisite Creation Units, which delivery must be made through the DTC to the Custodian no later than 12:00 p.m., Eastern Time, on the Settlement Date; and (3) the order is accompanied or followed by the delivery of any Cash Amount and the applicable transaction fee to the Custodian through the Federal Reserve System no later than 2:00 p.m., Eastern Time, on the Settlement Date.

After a redemption request is received by the Distributor, the Custodian shall initiate procedures for the transfer of the Redemption Instruments and any Cash Amount, less any transaction fee, which is expected to be delivered by the Settlement Date.

The value of the Redemption Instruments and any Cash Amount will be calculated in accordance with the Trust’s procedures for calculation of the Fund’s NAV as summarized in the Prospectus and this SAI. Therefore, if a redemption in proper form is submitted to the Distributor by an Authorized Participant no later than 3:00 p.m., Eastern Time, and the requisite number of Fund shares are timely delivered to the Custodian no later than 12:00 P.M. on the Settlement Date, then the value of the Redemption Instruments and any Cash Amount will be determined by the Fund Accountant as of the Transmittal Date. If a redemption order is submitted to the Distributor not later than 3:00 p.m., Eastern Time, but either: (1) the requisite number of shares of Fund shares are not timely delivered or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Redemption Instruments and any Cash Amount will be computed as of the Business Day that an order in proper form is received by the Distributor.

Placement of Redemption Orders Using the Clearing Process

Shareholders redeeming Creation Units pursuant to Custom Orders may be required to settle their redemptions outside of the Clearing Process. Redemptions of Creation Units in advance of receipt by the Custodian of all Fund shares (see “Additional Redemption Procedures,” below) must be processed outside of the Clearing Process.

An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if such order is received by the Distributor in proper form no later than 3:00 p.m., Eastern Time, on such Transmittal Date. An order deemed received after 3:00 p.m., Eastern Time, will be effected at the NAV calculated on the next Business Day. The Redemption Instruments and any Cash Amount, less the transaction fee, will be transmitted by the Settlement Date.

If a redemption order is submitted to the Distributor not later than 3:00 p.m., Eastern Time, on the Transmittal Date (no later than to 3:00 p.m., Eastern Time, for Custom Orders if required by the Distributor) but either: (1) the requisite number of shares of Fund shares are not timely delivered or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Redemption Instruments and any Cash Amount will be computed as of the Business Day that an order in proper form is received by the Distributor.

Additional Redemption Procedures

Creations Units may be redeemed in advance of receipt by the Trust of all or a portion of Fund shares provided that the Authorized Participant deposits an initial deposit of cash with the Trust in an amount equal to the sum of any Cash Amount plus 115% of the market value of the missing Fund shares not delivered (“Redemption Deposit”).

An order will be deemed received on the Transmittal Date if: (1) the Distributor received the order in proper form no later than 3:00 p.m., Eastern Time; and (2) the federal funds equal to the sum of any Cash Amount, the Redemption Deposit, and the applicable transaction fee are received by the Custodian by 12:00 p.m., Eastern Time, on the Business Day following the Transmittal Date. Pending delivery of the undelivered Fund shares, the Authorized Participant shall be

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required to deposit additional cash, as needed, to maintain the Redemption Deposit at an amount equal to 115% of the value of undelivered Fund shares, which shall be marked to market daily by the Fund until the outstanding shares are delivered. Under these circumstances, the Redemption Instruments, and any Cash Amount, less the applicable transaction fee, shall be delivered no later than the Settlement Date.

If an order is not received in proper form by 3:00 p.m., Eastern Time, on the Transmittal Date (no later than 3:00 p.m., Eastern Time, if required by the Distributor) or the required cash deposit is not timely received on the next Business Day following the date the order was received by the Distributor, then the order may be cancelled and deemed not received and the Authorized Participant affecting the transaction will be liable to the Fund for any losses resulting therefrom.

To the extent that the undelivered Fund shares are not received by 12:00 p.m., Eastern Time, the Fund may use the Redemption Deposit to purchase the undelivered shares at any time and the Authorized Participant shall be liable to the Fund for the costs incurred by the Fund in connection with such purchases and any shortfall between the cost to the Fund to acquire the shares and the value of the Redemption Deposit. Costs to purchase the outstanding Fund shares shall include, but not be limited to, the amount by which the actual purchase price of the undelivered Fund shares exceeds the Redemption Deposit or the market value of such shares on the day the purchase order was received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Fund will return the remaining Redemption Deposit once the undelivered shares are received by the Custodian.

The Participant Agreement may contain further information relating to this collateral process.

Transaction Fees on Redemptions of Creation Units

The Fund charges a transaction fee to cover the transfer and other transactional costs it incurs to redeem Creation Units. A transaction fee will be charged by the Fund to Authorized Participants per redemption (“Standard Redemption Fee”). The Fund reserves the right to charge additional transactions fees not to exceed three (3) times the Standard Redemption Fee for: (1) orders processed outside of the Clearing Process; ((2) orders involving cash in lieu amounts; and (3) cash redemptions (“Additional Redemption Charges”). The Fund also reserves the right to adjust the Standard Charge and/or the Additional Redemption Charges at any time in order to ensure that the Fund is able to continue to recoup the costs it actually incurs to issue Creation Units. Authorized Participants are responsible for paying the costs to transfer the Redemption Instruments from the Fund. Authorized Participants may charge investors a fee to redeem Creation Units on their behalf.

The standard transaction fee and maximum transaction fee for the Fund are $250 and $1,000, respectively.

Suspension of Redemption Rights

The right of redemption may be suspended with respect to the Fund for: (1) any period during which the Exchange is closed (other than customary weekend and holidays); (2) any period during which trading on the Exchange is suspended or restricted; (3) any period which an emergency exists as a result of which disposal of Fund shares or determination of the Fund’s NAV is not reasonably practicable; or (4) such other periods as the SEC may permit.

BROKERAGE TRANSACTIONS

While changes to the Fund’s investment portfolio will generally be implemented through the issuance and redemption of the Fund’s Creation Units in exchange for a Creation Basket, there may be occasions wherein the Advisor will purchase or sell securities directly on behalf of the Fund. To the extent that the Fund issues or redeems Creation Units partly or solely for cash, the Advisor may have to execute portfolio transactions on behalf of the Fund.

TRADE ALLOCATION

Investment decisions for the Fund and other clients of the Advisor are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally.

A security may be bought or sold by the Advisor for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Advisor on the same day. To the extent that multiple clients are purchasing or selling a specific security at

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the same time, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Fund.

As part of its regular banking operations, The Huntington National Bank, an affiliate of the Advisor, may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of The Huntington National Bank. The lending relationship will not be a factor in the selection of securities for the Fund.

BROKERAGE ALLOCATION

The Advisor may place orders for the purchase and sale of portfolio securities for the Fund through numerous brokers and dealers. In so doing, it uses its best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Advisor, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Purchases and sales of fixed income securities (for instance, money market instruments and bonds, notes, and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases, or to whom the Fund sells, is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

SOFT DOLLAR PRACTICES

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for their clients. Consistent with this practice, the Advisor may receive research, statistical, and quotation services from broker-dealers with which it places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund to the Advisor is not reduced because the Advisor and its affiliates receive such services.

As permitted by Section 28(e) of the 1934 Act and by the Trust’s Investment Advisory Agreement with the Advisor, the Advisor may cause the Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

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ADDITIONAL INFORMATION ABOUT THE TRUST

SHAREHOLDER RIGHTS

All shareholders are entitled to one vote for the Fund share held on the record date for any action requiring a vote by the shareholders. Shareholders of the Trust will vote in the aggregate and not by the Fund except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund.

Each share of the Fund represents a pro rata interest in the assets of the Fund. Fund shares have no preemptive, exchange, subscription or conversion rights and there are no restrictions on the transfer of Fund shares. The Fund share participates pro rata in all dividends and distributions of the Fund and in the net distributable assets upon liquidation.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (1) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (2) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Under the Declaration of Trust, the Trustees have the power to liquidate any Fund without shareholder approval. While the Trustees have no present intent to exercise this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

The rights of shareholders cannot be modified without a majority vote of the Shareholders.

PRINCIPAL HOLDERS OF SECURITIES

From time to time, certain shareholders, including Authorized Participants, may own, of record, beneficially, or both, more than 25% of the Fund’s shares and those shareholders may be able to control the outcome of a shareholder vote. Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of Shares of the Fund.

As of the date of this Statement of Additional Information, the Fund has not yet commenced operations and had no shareholders.

BOOK ENTRY ONLY SYSTEM

The information below supplements disclosure in the Prospectus regarding the book entry system. This information should be read in conjunction with the disclosure included in the Prospectus.

DTC acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Generally, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of the Fund’s shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in the Fund’s shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is

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effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of the Fund’s shares. The Trust recognizes DTC or its nominee as the record owner of the Fund’s shares for all purposes. Beneficial Owners of the Fund’s shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of the Fund’s shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is affected as follows. DTC will make available to the Trust upon request and for a fee a listing of each Fund’s shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding each Fund’s shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.

In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of the Fund’s shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of the Fund’s shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of the Fund’s shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

VOTING PROXIES OF FUND PORTFOLIO SECURITIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Fund’s Sub-Adviser. The Sub-Adviser may further delegate such proxy voting to a third party proxy voting service provider. The Sub-Adviser will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Sub-Adviser may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the Sub-Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Sub-Adviser has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendix 3.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling (855) 4SS-ETFS or (855) 477-3837 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Fund’s

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proxy voting policies and procedures is also available by calling (855) 4SS-ETFS or (855) 477-38378 and will be sent within three business days of receipt of a request.

PORTFOLIO HOLDINGS DISCLOSURE PRACTICES

The disclosure policy of the Fund and the Advisor generally prohibits the disclosure of portfolio holdings information to any investor or third party before the same information is made publicly available. Employees of the Advisor or their affiliates have ongoing access to nonpublic information concerning the Fund’s portfolio holdings and are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades.

Firms that provide administration, custody, financial, accounting, legal, or other services to the Fund may receive nonpublic information about the Fund’s portfolio holdings for purposes relating to their services. Service providers are subject to a duty of confidentiality whether by contract, internal policies or procedures, and/or pursuant to the requirements of a professional code.

No consideration may be received by the Fund, the Advisor, or any other person in connection with the disclosure of portfolio information.

The Board exercises oversight of the disclosure of Fund portfolio holdings by: (1) overseeing the implementation and enforcement of the policy, the Trust’s Code of Ethics and other relevant policies and procedures of the Trust and its service providers by the CCO; (2) considering reports and recommendations by the CCO concerning material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) considering proposed amendments to this policy. The Board also receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

Consistent with the portfolio holdings disclosure policy adopted by the Board, the Fund publicly discloses on each Business Day and on the Trust’s website, the identities and quantities of its portfolio securities that will form the basis for the Fund’s calculation of NAV at the end of that Business Day. Consistent with this policy, the Fund also discloses through the NSCC and prior to the opening of the Exchange on each Business Day, the name and quantity of each security comprising the Creation Basket to be deposited with or delivered by the Fund in connection with in-kind purchases and redemptions of Creation Units.

CODE OF ETHICS

Each of the Trust, the Advisor, the Sub-Adviser and and Foreside Financial Group, LLC, on behalf of the Distributor and its affiliates, have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act, which permits the Trustees, officers, and certain employees of the Advisor, the Sub-Adviser and the Distributor to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain pre-clearance and blackout provisions that minimize potential conflicts of interest.

Although they do permit these persons to trade in securities, including those in which the Fund may invest, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. Copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

TRUST EXPENSES

The Trust’s service providers bear all expenses in connection with the performance of their respective services, except that the Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of the Trustees, SEC fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund’s shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the Custodian, fund accountant, and Transfer Agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders and Trustee reports and meetings, and any extraordinary expenses.

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PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

Since the Fund has not commenced operations as of the end of the Trust's last fiscal year, it does not have any annual portfolio turnover data to report. Such information will be provided in future filings.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV per share as of the close of the Exchange (normally 4:00 p.m. Eastern Time) on each Business Day. The NAV per share is calculated by dividing the value of the net assets of the Fund (e.g. value of total assets less total liabilities) by the total number of shares outstanding.

To calculate the Fund’s NAV per share, the Trust follows valuation procedures approved by the Board. Pursuant to these procedures, the Trust relies on certain security pricing services to provide current market values for the Fund’s portfolio securities. These security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities traded on a national securities exchange or in the over the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the Exchange (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined.

Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost. Investments in other open-end investment companies are valued at NAV (except ETFs which are valued consistent with the pricing process for equity securities). In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available.

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund.

TAXES

This following information is a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Federal Income Taxation

The Fund is treated as a separate corporation for federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that the Fund:

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(1)	derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and
(2)	diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. Government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the Fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, the Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Fund) on alternative minimum taxable income.

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund’s investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held by the Fund for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions reinvested in additional shares of the Fund through a dividend reinvestment service will be taxable to the same extent as if the distributions had been received in cash.

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income”. Net investment income includes any ordinary dividends and capital gain distributions from the Fund as well as any capital gains recognized on the sale or exchange of Fund shares.

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Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gains. Long-term capital gain distributions paid to certain high income taxpayers will be subject to a regular tax rate of 20%. High income taxpayers, for this purpose, are defined as individuals and married couples filing jointly whose taxable income exceeds $400,000 and $450,000, respectively, per year.

In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain other “qualified investment income.” A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.s) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by non-corporate taxpayers provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend: (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds); (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock); or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced: (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (2) by application of the Code.

If the Fund distributes amounts in excess of the Fund’s “earnings and profits” (which provide a measure of the Fund’s dividend paying capacity for tax purposes), such excess distributions to shareholders will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder but has the effect of reducing the shareholder’s basis in the relevant shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of his or her shares. However, because the Fund’s expenses attributable to earning tax exempt income do not reduce the Fund’s current earnings and profits, a portion of any distribution in excess of the Fund’s net tax exempt and taxable income may be considered paid out of the Fund’s earnings and profits and may therefore be treated as a taxable dividend (even though that portion economically represents a return of the Fund’s capital).

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed.

Hedging Transactions

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert long-term capital gains into short-term capital gains or convert short-term capital losses into

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long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund’s income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income the distribution (if any) of such excess will be treated as: (1) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income); (2) thereafter as a return of capital to the extent of the recipient’s basis in the shares; and (3) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income in less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Currency-Denominated Securities and Related Hedging Transactions

The Fund’s transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Investments

If the Fund purchases foreign securities, its investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis.

Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

Foreign Tax Credit

Investment by the Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing Fund.”

A “passive foreign investment company” is any foreign corporation: (1) 75 percent or more of the income of which for the taxable year is passive income; or (2) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. The Fund’s investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

Sale or Redemption of Shares

The sale, exchange or redemption of the Fund’s shares may give rise to a gain or loss. In general, any gain or loss realized

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upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange, or redemption of the Fund’s shares will be treated as short-term capital gain or loss. However, if a shareholder sells the Fund’s shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of the Fund’s shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the Fund’s shares. All or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Fund shares will be adjusted to reflect the disallowed loss.

In-Kind Purchase and Redemption of Creation Units

To the extent that the Fund sells shares in exchange for securities and/or cash, the investor will recognize a gain or loss equal to the difference between the market value of the Creation Unit at the time and the investor’s aggregate basis in the securities surrendered and/or the amount of any cash paid for the Creation Unit. An investor who redeems a Creation Unit for securities or securities and cash will generally recognize a gain or loss equal to the difference between the investor’s basis in the Creation Unit and the aggregate market value of the securities and/or cash received for the Creation Unit. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for a Creation Unit cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares have been held for more than 12 months and as short-term capital gain or loss if the shares have been held for 12 months or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units of the Fund you purchased and sold and at what price.

Backup Withholding

In general, the Fund is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of share sales, exchanges, or redemptions made by and taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is a U.S. person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2015. Unless Congress enacts tax legislation providing otherwise, this legislation could expire and the backup withholding rate will be 31% for amounts paid after December 31, 2015.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS

Special tax rules apply to investments purchased though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

UnrElated Business Taxable Income

Under current law, the Fund generally serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt

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shareholder within the meaning of Code Section 514(b).

If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of the UBTI.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling 855-4SS-ETFS (1-855-477-3837).

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APPENDIX 1

INVESTMENT RATINGS

The NRSROs that may be utilized by the Fund with regard to portfolio investments for the Fund include Moody’s, S&P, Fitch, and A.M. Best. Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

A.M. BEST

LONG-TERM DEBT RATINGS

Investment Grade

Aaa: Exceptional

aa: Very Strong

a: Strong

bbb: Adequate

Non-Investment Grade

Bb: Speculative

b: Very Speculative

ccc, cc, c: Extremely Speculative

d: In Default

SHORT-TERM DEBT RATINGS

Investment Grade

AMB-1+: Strongest

AMB-1: Outstanding

AMB-2: Satisfactory

AMB-3: Adequate

Non-Investment Grade

AMB-4: Speculative

D: In Default

FITCH

LONG-TERM DEBT RATINGS

Investment grade

AAA: the best quality companies, reliable and stable

AA: quality companies, a bit higher risk than AAA

A: economic situation can affect finance

BBB: medium class companies, which are satisfactory at the moment

Non-investment grade

BB: more prone to changes in the economy

B: financial situation varies noticeably

CCC: currently vulnerable and dependent on favorable economic conditions to meet its commitments

CC: highly vulnerable, very speculative bonds

C: highly vulnerable, perhaps in bankruptcy or in arrears but still continuing to pay out on obligations

D: has defaulted on obligations and Fitch believes that it will generally default on most or all obligations

NR: not publicly rated

SHORT-TERM DEBT RATINGS

Fitch's short-term ratings indicate the potential level of default within a 12-month period.

F1+ : best quality grade, indicating exceptionally strong capacity of obligor to meet its financial commitment

F1: best quality grade, indicating strong capacity of obligor to meet its financial commitment

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F2: good quality grade with satisfactory capacity of obligor to meet its financial commitment

F3: fair quality grade with adequate capacity of obligor to meet its financial commitment but near term adverse conditions could impact the obligor's commitments

B: of speculative nature and obligor has minimal capacity to meet its commitment and vulnerability to short term adverse changes in financial and economic conditions

C: possibility of default is high and the financial commitment of the obligor are dependent upon sustained, favorable business and economic conditions

D: the obligor is in default as it has failed on its financial commitments.

Fitch also uses intermediate +/- modifiers for each category between AA and CCC (e.g., AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.).

MOODY’S

GLOBAL LONG-TERM RATING SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1: have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2: have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3: have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime: do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT OBLIGATION RATINGS

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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STANDARD AND POORS

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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APPENDIX 2

SERVICE PROVIDER ADDRESSES

Strategy Shares P.O. Box 6110 Indianapolis, IN 46206-6110

Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Investment Advisor Rational Advisors, Inc. 36 N New York Avenue Huntington, NY 11743

Administrator MFund Services, LLC 36 N New York Avenue Huntington, NY 11743

Financial Administrator, Fund Accountant & Transfer Agent Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219

Custodian Citibank, N.A. 388 Greenwich Street New York, NY 10048

Fund Counsel and Independent Counsel to the Independent Trustees Thompson Hine, LLP 41 South High Street, Suite 1700 Columbus, OH 43215

Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115

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APPENDIX 3

ACTIVE ALTS, INC.

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Individuals and institutions that hold stock on behalf of others have a fiduciary responsibility to act in the interest of those beneficiaries. The basic fiduciary duties are loyalty and care. Under common law, the duty of loyalty means that proxy voting should be based exclusively on what the fiduciary believes to be in the best interest of the beneficiary while the duty of care means that the fiduciary must carefully analyze the implications of proxy proposals before voting.

Active Alts Inc. ("Active Alts") has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 204(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.

PROXY POLICY

It is Active Alts’ policy, where proxy voting authority has been delegated to Active Alts by its clients that all proxies are voted in the best interest of the clients without regard to the interests of Active Alts or any other related parties. For purposes of the Policy, the "best interests of clients" shall mean seeing the value of a common investment increase over time. All voting records will be maintained and be made available to its clients.

PROCEDURES

Active Alts will maintain responsibility for reviewing all proxies and making final decisions based on the merits of each case. Proxy votes for investments will be cast in accordance with the policy statement above.

A.	Use of Third Party Proxy Service Provider. In connection with its responsibilities expressed herein, Active Alts has examined third-party services to assist it in researching and voting proxies and development of proxy voting guidelines. Active Alts will utilize an unaffiliated third party proxy research and voting service, Broadridge Financial Solutions Inc.-Proxy Services ("Service Provider"), to assist it in this regard. The Service Provider helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. Active Alts will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by this Service Provider. The Service Provider will research each proxy and provide a recommendation to Active Alts as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Service Provider will cast votes in accordance with its recommendations unless instructed otherwise by the portfolio manager as set forth below.
B.	Review of Recommendations. Active Alts’ portfolio manager has the ultimate responsibility to accept or reject any Service Provider voting recommendation ("Recommendation"). Consequently, the portfolio manager is responsible for understanding and reviewing how proxies are voted for their clients, taking into account the Policy, the Guidelines and the best interest of the clients. The portfolio manager shall override the recommendation should he not believe that such a Recommendation, based on all facts and circumstances, is in the best interests of the clients. Active Alts will memorialize the basis for any decision to override a Recommendation including the resolution of any conflicts, as further discussed below. Active Alts may choose not to vote proxies under the following circumstances:
•	if the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant; or
•	if the cost of voting the proxy outweighs the possible benefit.
C.	Addressing Material Conflicts of Interest. Prior to overriding a Recommendation, the portfolio manager must memorialize the determination and submit it to the chief compliance officer ("CCO") for determination as to whether a potential material conflict of interest exists between Active Alts and the client on whose behalf the proxy is to be voted ("Material Conflict"). The portfolio manager has an affirmative duty to disclose any potential Material Conflicts known to him related to a proxy vote.
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In the event the Service Provider itself has a conflict and thus, is unable to provide a Recommendation, the portfolio manager will make a voting recommendation. The CCO will review the portfolio manager's recommendation to determine that there is no potential Material Conflict, the portfolio manager may instruct the Service Provider to vote the proxy issue as he determines is in the best interest of the client(s). If the CCO determines that there exists or may exist a Material Conflict, He will make a determination based on a consideration of the factors provided. The CCO will periodically review Service Provider reports of the portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

D.	Availability of Policies and Procedures. Active Alts provides its clients with a copy of its proxy voting policies and procedures upon request, with the provision that these policies and procedures may be updated from time to time.
E.	Disclosure of Vote. Active Alts will send a written report upon a client’s request that will disclose how the client’s proxy was voted. Reports will be available for securities voted.
F.	Record Keeping. Either Active Alts or its Service Provider, or both, as indicated below, will maintain the following records:
i.	a copy of the Policy and Guidelines (both);
ii.	a copy of each proxy statement received by Active Alts regarding client securities (Service Provider).
iii.	whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
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